(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND - CLASS A
(FORMERLY FIDELITY ADVISOR SHORT-INTERMEDIATE TAX-EXEMPT FUND - CLASS A) ANNUAL REPORT
NOVEMBER 30, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     17   Statements of assets and
                              liabilities, operations, and changes
                              in net assets, as well as financial
                              highlights.

NOTES                    22   Notes to the financial statements.

REPORT OF INDEPENDENT    27   The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS     28   Shareholder proxy voting results.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. If Fidelity had not reimbursed certain class expenses during the periods shown, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1995                              PAST 1   LIFE OF
                                                             YEAR     FUND

Advisor Short-Intermediate Municipal Income Fund - Class A   9.38%    9.68%

Advisor Short-Intermediate Municipal Income Fund - Class A
 (incl. max. 1.50% sales charge)                             7.74%    8.03%

Lehman Brothers Municipal Bond Index                         18.90%   n/a

Average Short Muni Debt Fund                                 7.45%    n/a

Consumer Price Index                                         2.47%    4.35%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, or since the fund started on March 16, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050.
You can compare the Class A's returns to the performance of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how Class A's performance stacked up against its peers, you can compare it to the average short muni debt fund, which reflects the performance of 50 funds with similar objectives tracked by Lipper
Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Comparing Class A's performance to the consumer price index
(CPI) helps show how the class did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1995                              PAST 1   LIFE OF
                                                             YEAR     FUND

Advisor Short-Intermediate Municipal Income Fund - Class A   9.38%    5.54%

Advisor Short-Intermediate Municipal Income Fund - Class A
 (incl. max. 1.50% sales charge)                             7.74%    4.62%

Lehman Brothers Municipal Bond Index                         18.90%   n/a

Average Short Muni Debt Fund                                 7.45%    n/a

Consumer Price Index                                         2.47%    2.59%

AVERAGE ANNUAL TOTAL RETURNS take Class A's actual (or cumulative) return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              FA Short-Int Tax-Ex Cl I (606) LB Muni Bond (LB015)
     03/31/94                       10000.00             10000.00
     04/30/94                       10024.02             10084.80
     05/31/94                       10041.56             10172.24
     06/30/94                       10062.58             10110.08
     07/31/94                       10144.43             10295.40
     08/31/94                       10177.48             10331.02
     09/30/94                       10149.37             10179.36
     10/31/94                       10114.45              9998.58
     11/30/94                       10049.02              9817.80
     12/31/94                       10147.71             10033.89
     01/31/95                       10288.00             10320.66
     02/28/95                       10395.05             10620.79
     03/31/95                       10466.04             10742.82
     04/30/95                       10484.19             10755.50
     05/31/95                       10629.43             11098.70
     06/30/95                       10625.69             11001.59
     07/31/95                       10718.19             11105.89
     08/31/95                       10821.04             11246.71
     09/30/95                       10859.18             11317.90
     10/31/95                       10929.59             11482.46
     11/30/95                       10988.08             11672.96

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Short-Intermediate Municipal Income Fund - Class A on March 31, 1994, shortly after the fund started, and paid the maximum 1.50% sales charge. As the chart shows, by November 30, 1995, the value of your investment would have grown to $10,827 - an 8.27% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $11,673 - a 16.73% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
                   MARCH 16, 1994
      YEAR ENDED   (COMMENCEMENT
      NOVEMBER     OF
      30, 1995     OPERATIONS) TO
                   NOVEMBER 30,
                   1994

Dividend return               4.57%   2.57%

Capital appreciation return   4.81%   -2.30%

Total return                  9.38%   0.27%

DIVIDEND returns and capital appreciation returns are both part of a class's total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested and exclude the effects of sales charges.
DIVIDENDS AND YIELD

PERIODS ENDED NOVEMBER 30, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.32(cents)   21.09(cents)   43.04(cents)

Annualized dividend rate                 3.96%         4.14%          4.28%

30-day annualized yield                  3.52%         -              -

30-day annualized tax-equivalent yield   5.10%         -              -


DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.21 over the past month, $10.16 over the past six months and $10.06 over the past year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. The offering share price used in the calculation of the yield includes the effect of Class A's maximum 1.50% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 31% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses during the period shown, the yield and tax-equivalent yield would have been 3.46% and 5.01%, respectively.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of
1994, the municipal bond market
posted strong returns for the 12
months ended November 30,
1995. For the period, the Lehman
Brothers Municipal Bond Index -
a broad measure of the tax-free
market - had a total return of
18.90%. By comparison, the
Lehman Brothers Aggregate
Bond Index - a proxy for
investment-grade taxable bonds
- had a total return of 17.64%.
While the bankruptcy of
Orange County, California, in
December 1994 caused some
concern among investors,
tax-free bonds managed to surge
ahead of their taxable
counterparts in the first quarter of
1995 on signs of a slowing
economy and tamer inflation
expectations. By spring,
however, the muni bond market
began to underperform U.S.
Treasury securities when
Congress began consideration of
tax-code changes, some of which
threatened the tax-exempt status
of municipal securities. This
threat of tax reform dampened
enthusiasm in the municipal bond
market, stalling the rally and
helping shorter maturity bonds to
outperform their longer
counterparts throughout the
spring and summer months. By
early fall, historically attractive
valuations relative to Treasuries,
weakening new issuance, and
stronger demand from insurance
companies and retail buyers
helped tax-free bonds rebound.
An interview with Norm Lind, Portfolio Manager of Fidelity Advisor Short-Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the 12 month period ended November 30, 1995, the fund's Class A shares returned 9.38%. That beat the 7.45% return of the average short-term municipal bond fund for the same period as tracked by Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index returned 18.90%.
Q. MUNICIPAL BONDS, LIKE OTHER TYPES OF BONDS, HAVE PERFORMED WELL THIS YEAR COMPARED TO 1994. WAS THE FUND ABLE TO BENEFIT FROM THE COMEBACK IN MUNIS?
A. Definitely. The municipal bond market had a very strong first quarter of 1995 despite problems such as the bankruptcy of Orange County, California in December 1994. On the other hand, in the spring and summer, the market underperformed taxable bonds as the various tax reform proposals in Washington - including the flat tax - posed a threat to munis' federally tax-free status. This slowed the flow of cash into municipal bond mutual funds - a major player in the $1.2 trillion municipal bond market. By the same token, the threat of tax reform compelled many investors to trade into bonds with short-term maturities, thus pushing up their prices. Now, the overall market seems to be moving back up again, helped in part by an almost 12% decrease in issuance from 1994 levels. Also, in the third quarter of 1995, we saw a lot of interest from large institutional investors such as insurance companies because of attractive percentage spreads - specifically, paying very little in yield to get a tax-free bond.
Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES SINCE BECOMING THE FUND'S MANAGER IN OCTOBER?
A. When I became the fund's portfolio manager, the fund's holdings were concentrated in bonds with five to seven year maturity dates, as well as in maturities of one year or less. To take advantage of price inefficiencies within the fund's required maturity range, I've spread its assets among the remaining two, three and four year maturities.
Q. WERE THERE ANY CHANGES RESULTING FROM THE DECEMBER 1995 MEETING OF THE TRUSTEES?
A. The fund is now free to maintain an average maturity between two and five years. Additionally, the fund is now free to buy any amount of bonds subject to the alternative minimum tax (AMT). This allows me to invest in sectors of the municipal bond market that are dominated by AMT bonds such as student loans, airports and port facilities.
Q. PREVIOUSLY, THE FUND HAD A LARGE POSITION IN TAX-EXEMPT STUDENT LOAN BONDS. HAVE YOU MADE ANY CHANGES INVOLVING THESE BONDS?
A. Yes, but let me first explain how tax-exempt student loan bonds work. These high-quality bonds often trade at yields higher than many other municipal bonds because of their perceived prepayment risk. Like asset-backed securities, as interest rates fall as they have been, investors fear the loans backing these bonds will be paid off early and, therefore, force them to reinvest at lower interest rates. As a result of their low prices, these bonds had solid price appreciation for most of the year - which benefited the fund greatly - and many are beginning to reach par (face value) where their upside potential is more limited. As they reach par, I've been selling them because, at that point, their risks outweigh any remaining rewards.
Q. SINCE THE END OF MAY, THE FUND'S POSITION IN BAA-RATED BONDS DECREASED. WHAT'S HAPPENED SINCE THEN?
A. Early this fall, the previous manager began upgrading the quality - or the credit rating of the average bond - of the portfolio. I think that strategy made sense. When making investment decisions, I look at what I am being paid in yield in comparison to the risks of the investment. Because the municipal bond market has done so well this year, the spread - or difference in yield - between lower-rated investment-grade bonds and higher-rated bonds has been very narrow. Therefore, I am not being paid enough to take on lower-quality bonds and, on the other hand, I'm not sacrificing very much to get higher-quality issuers.
Q. WHAT ARE PREMIUM-COUPON BONDS AND WHY HAS IT BEEN A GOOD OPPORTUNITY TO BUY THEM?
Q. Premium-coupon bonds are bonds whose stated yields are higher than newly issued bonds. While they have a number of attractive investment characteristics in various markets, I have bought them for what is known as de minimis protection. Let me explain. Because of a change in the tax code in 1993, gains on municipal bonds may be taxed as ordinary income - rather than the 28% capital gains rate - if they appreciate beyond a certain limit. The higher income of a premium bond not only gives the fund de minimis protection but historically has been proven to lower volatility in a market correction.
Q. WHAT'S YOUR OUTLOOK?
A. It's likely that, as the presidential election approaches, tax-reform talk could reemerge. Should tax reform move to the forefront of political debate, it could be a source of future volatility for much of the municipal bond market. On the other hand, recent history has shown that investors will look to shorter maturity municipal bonds as a "safe haven" from tax-reform uncertainties.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL: to seek as high a level
of current income exempt
from federal income tax
consistent with the
preservation of capital
START DATE: March 16, 1994
SIZE: as of November 30,
1995, more than $29 million
MANAGER: Norm Lind, since
October 1, 1995; joined
Fidelity in 1986
(checkmark)
NORM LIND ON HIS INVESTMENT
STRATEGY:
"Because this fund
specializes in municipal
bonds with short and
intermediate maturities, its
state and sector
allocation is a secondary
concern. Rather, I believe I
add more value by trying to
take advantage of price
inefficiencies along the
shorter end of the yield curve
- which is the graphical
representation of the yields of
various bond maturities.
Therefore, I look for bonds
that are undervalued relative
to those of other maturities or
that have investment
characteristics that make
them well suited for a
particular bond market
environment."
(solid bullet)  On October 1, Norm Lind
took over management of the
fund from David Murphy.
DISTRIBUTIONS
The Board of Trustees of
Fidelity Advisor
Short-Intermediate Municipal
Income Fund - Class A voted
to pay on December 26, 1995,
to shareholders of record at the
open- ing of business on
December 22, 1995, a
distribution of $.03 derived
from capital gains realized
from sales of portfolio
securities.
The fund will notify
shareholders in January 1996
of the applicable percentage
for use in preparing 1995
income tax returns.
INVESTMENT CHANGES


TOP FIVE STATES AS OF NOVEMBER 30, 1995
             % OF FUND'S   % OF FUND'S
             INVESTMENTS   INVESTMENTS
                           IN THESE STATES
                           6 MONTHS AGO

Texas        22.0          31.3

New York     9.6           0.0

Colorado     6.5           5.7

Montana      5.8           10.8

California   5.4           3.5

TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1995
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       IN THESE MARKET SECTORS

                                       6 MONTHS AGO

General Obligation       30.4          26.7

Education                18.0          25.2

Electric Revenue         13.2          12.8

Escrowed/Pre-Refunded    11.7          12.0

Industrial Development   7.0           5.6

AVERAGE YEARS TO MATURITY AS OF NOVEMBER 30, 1995
              6 MONTHS AGO

Years   3.4   3.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF NOVEMBER 30, 1995
               6 MONTHS AGO

Years    3.1    2.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF NOVEMBER 30, 1995 AS OF MAY 31, 1995
Row: 1, Col: 1, Value: 10.4
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 5.9
Row: 1, Col: 4, Value: 33.1
Row: 1, Col: 5, Value: 47.6
Row: 1, Col: 1, Value: 2.1
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 11.4
Row: 1, Col: 4, Value: 40.9
Row: 1, Col: 5, Value: 20.0
Row: 1, Col: 6, Value: 25.6
Aaa 47.6%
Aa, A 33.1%
Baa 5.9%
Non-rated 3.0%
Short-term
investments 10.4%
Aaa 46.6%
Aa, A 40.9%
Baa 11.4%
Non-rated 0.0%
Short-term
investments 1.1%
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. INVESTMENTS NOVEMBER 30, 1995

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 89.6%
  PRINCIPAL VALUE)
  AMOUNT  (NOTE 1)
ALABAMA  -  0.6%
Mobile Board of Wtr. & Swr. Commissioners
Wtr. Svc. Rev. 9.875% 1/1/98,
(Escrowed to Maturity) (b)   $ 175,000 $ 195,125
ALASKA  -  2.3%
Alaska Student Loan Corp. 7.20% 7/1/99
(AMBAC Insured) (a)    500,000  540,000
North Slope Borough Series A, 0% 6/30/99,
(MBIA Insured)    250,000  213,125
  753,125
CALIFORNIA  -  5.4%
North City West School Facs. Fing. 7.85% 9/1/19
(Pre-refunded to 9/1/99 @ 102)    1,000,000  1,146,250
West Covina Ctfs. of Prtn. (Queen of the
Valley Hosp.) 5.10% 8/15/96    630,000  632,337
  1,778,587
COLORADO  -  6.5%
Aurora Ctf. of Prtn. Rfdg. 4.75% 12/1/96    500,000  505,775
Colorado Springs Utils. Rev. Rfdg. Series A,
6.35% 11/15/01    1,000,000  1,115,000
Denver City & County Arpt. Rev. Series A: (a)
6.60% 11/15/97     250,000  258,438
 6.90% 11/15/98    250,000  263,750
  2,142,963
FLORIDA  -  1.6%
Lakeland Elec. & Wtr. Rev. Rfdg.
6.25% 10/1/01, (FGIC Insured) (c)    500,000  540,000
GEORGIA  -  0.9%
Georgia Gen. Oblig. Series C,
7.25% 7/1/00    250,000  281,563
INDIANA  -  2.1%
Indianapolis Local Pub. Impt. Series D,
0% 2/1/18, (Pre-Refunded to
2/1/98 @ 19.12) (b)    1,000,000  173,750
Indianapolis Resource Recovery Rev.
6.50% 12/1/01, (AMBAC Insured) (c)    500,000  528,125
  701,875
KENTUCKY  -  3.3%
Kentucky Property & Bldgs.
Commission 6% 11/1/00    1,000,000  1,070,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
LOUISIANA  -  4.8%
Louisiana Pub. Facs. Auth. Rev. Student Loan Sr.
Series A-1, 6.20% 3/1/01   $ 1,490,000 $ 1,581,263
MARYLAND  -  1.6%
Maryland Gen. Oblig. 5.30% 10/15/99    500,000  521,195
MASSACHUSETTS  -  1.4%
Massachusetts Health & Edl. Facs. Auth. Rev.
(Salem Hosp.) Series A, 6.75% 7/1/00,
(Pre-Refunded to 7/1/97 @ 100) (b)    430,000  448,813
MICHIGAN  -  1.5%
Detroit Convention Facs. Rev. Rfdg.
(Cobo Hall Expansion Project)
4.75% 9/30/00    500,000  500,000
MONTANA  -  5.8%
Montana Higher Ed. Student Asst. Corp.
Rev. Student Loan Series B,
6.60% 12/1/99 (a)    1,810,000  1,918,600
MULTI-STATE CERTIFICATES TRUST  -  1.6%
New England Ed. Loan Marketing Corp.
Rev. Rfdg. (Massachusetts Student Loan)
Sr. Issue Series A, 6.50% 9/1/02    500,000  540,000
NEVADA  -  2.6%
Clark County School Dist. Series A,
9.75% 6/1/01, (MBIA Insured)    500,000  630,625
Washoe County (Reno Sparks Convention
Bowling Fac.) Series A, 8.50% 7/1/97,
(FGIC Insured)    200,000  214,000
  844,625
NEW JERSEY  -  4.0%
New Jersey Gen. Oblig. 6.25% 1/15/01    1,000,000  1,087,500
Somerset County Unltd. Tax Series B,
6.50% 11/1/97    230,000  241,213
  1,328,713
NEW MEXICO  -  0.8%
Albuquerque New Mexico Arpt.
Rev. Rfdg. 6.25% 7/1/00,
(AMBAC Insured) (a)(c)    250,000  265,938
NEW YORK  -  5.9%
Babylon Ind. Dev. Agcy. Resources Recovery
Rev. (Odgen Martin Sys. Babylon, Inc. Co.)
Series B, 8.50% 1/1/19    495,000  561,206
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
NEW YORK  -  CONTINUED
New York State Dorm. Auth. Rev. (City Univ.
Sys. Consolidated) Series A, 7.625% 7/1/20
(Pre-Refunded to 7/1/00 @ 102)   $ 300,000 $ 347,250
New York State Tollway Auth. Hwy. & Bridge
(Hwy. 7 Bridge Transit Fund) Series A,
5% 4/1/98 (AMBAC Insured)    500,000  510,000
Suffolk County 5% 10/15/01
(AMBAC Insured)    500,000  515,000
  1,933,456
NORTH CAROLINA  -  2.4%
North Carolina Muni. Pwr. Agcy. Rev. Rfdg.
(Proj. #1 Catawba Elec.) 5.75% 1/1/02    750,000  772,500
OHIO  -  4.8%
Columbus  Wtrwks. & Swr. Impt.
Unltd. Tax (Variable Purp.) 12% 5/15/98    270,000  317,925
Ohio Pub. Facs. Commission Higher Ed.
Cap. Facs. Series II-A, 5.30% 12/1/95    200,000  200,000
Sylvania City School Dist. 6.35%
12/1/97 (FGIC Insured)    1,000,000  1,043,750
  1,561,675
PENNSYLVANIA  -  4.3%
Allegheny County Ind. Dev. Agency
Rev. Rfdg. Environmental Impt.
Series B, 5.30% 12/1/96    1,000,000  1,007,080
Pennsylvania Convention Ctr. Auth.
Rev. Rfdg. Series A, 5.75% 9/1/99    410,000  418,713
  1,425,793
SOUTH CAROLINA  -  3.2%
South Carolina Ed. Assistance Auth.
Rev. (Insured Student Loan)
5.90% 9/1/98     300,000  307,500
South Carolina Ed. Assistance Auth.
Rev. Rfdg. (Guaranteed Student Loan Sr. Lien)
Series A2, 4.75% 9/1/96    500,000  502,960
South Carolina Pub. Svc. Auth.
Rev. Rfdg. Series A, 6% 1/1/97,
(MBIA Insured) (c)    250,000  251,840
  1,062,300
TEXAS  -  20.5%
Austin Pub. Impt. Lt. 7% 9/1/01    1,000,000  1,127,500
Austin Independent School Dist. School Bldg.
8.125% 8/1/01 (PSF Guaranteed)    500,000  598,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
TEXAS  -  CONTINUED
Brazos Higher Ed. Auth. Student Loan
Rev. Rfdg. Series A-1, 6.05%
12/1/01 (a)   $ 500,000 $ 527,500
Northside Independent School Dist.
School Bldg. 8.375% 2/1/00
(PSF Guaranteed)    500,000  575,625
Plano Independent School District
8.625% 2/15/03 (FGIC Insured)
(Pre-refunded to 2/15/01 @ 100) (b)    400,000  477,000
Round Rock Rfdg. 6.40% 8/1/98,
(FGIC Insured)    770,000  797,913
San Antonio Elec. & Gas Rev. 6.40% 2/1/98    1,000,000  1,014,020
Texas Nat'l Research Lab. Commission Fing.
Corp. Lease Rev. (Superconducting Supercollider)
5.70% 12/1/96 (Escrowed to Maturity)    500,000  509,620
Texas Veterans Hsg. Assistance Series B-4,
5% 12/1/97 (a)    400,000  408,000
United Independent School District Unltd. Tax
7.75% 8/15/98 (PSF Guaranteed)    650,000  710,934
  6,746,862
WASHINGTON  -  1.7%
Washington Pub. Pwr. Supply Sys. Rev. Rfdg.
 (Nuclear Proj. #1) Series A,
7.25% 7/1/99    500,000  543,750
TOTAL MUNICIPAL BONDS
(Cost $28,940,769)   29,458,721
MUNICIPAL NOTES - 10.4%
ARIZONA  -  0.3%
Maricopa County Poll. Cont. Rev. (Pub. Svc. Co. of
New Mexico) Series 1992 A, 3.35%,
LOC Canadian Imperial Bank, VRDN    100,000  100,000
CONNECTICUT  -  4.0%
Connecticut State Dev. Auth. (Light & Pwr. Co.
Proj. 1993) Series A, 3.25% 9/1/28,
LOC Deutsche Bank VRDN    1,300,000  1,300,000
NEW YORK  -  3.7%
New York City Muni. Wtr. Fin. Auth.
Wtr. & Swr. Sys. Rev. Series 1994 C, 4.20%
6/15/23, (FGIC Insured) VRDN    1,200,000  1,200,000
MUNICIPAL NOTES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
PENNSYLVANIA  -  0.9%
Schuylkill County Ind. Dev. Auth. Resource
Recovery Rev. (Westwood Energy Prop.)
Series 1985, 4.35%, LOC Fuji Bank, VRDN   $ 300,000 $ 300,000
TEXAS  -  1.5%
Texas Gen. Oblig. TRAN Series 1995 A,
4.75% 8/30/96    500,000  504,830
TOTAL MUNICIPAL NOTES
(Cost $3,402,441)   3,404,830
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $32,343,210)  $ 32,863,551
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes

LEGEND
1. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
2. Security collateralized by an amount sufficient to pay interest and principal.
3. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 80.7% AAA, AA, A 62.2%
Baa 5.9% BBB  5.6%
Ba 0.0% BB  3.1%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D 0.0%The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   30.4%
Education  18.0
Electric Revenue  13.2
Escrowed/Pre-Refunded  11.7
Industrial Development  7.0
Others (individually less than 10%)   19.7
TOTAL  100.0%
INCOME TAX INFORMATION
At November 30, 1995 the aggregate cost of investment securities for income tax purposes was $32,343,210. Net unrealized appreciation aggregated $520,341, of which $523,629 related to appreciated investment securities and $3,288 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 NOVEMBER 30, 1995

ASSETS

Investment in securities, at value (cost $32,343,210) -                 $ 32,863,551
See accompanying schedule

Cash                                                                     22,847

Receivable for investments sold                                          438,771

Interest receivable                                                      551,530

Prepaid expenses                                                         12,658

 TOTAL ASSETS                                                            33,889,357

LIABILITIES

Payable for investments purchased                         $ 2,752,155
Regular Delivery

 Delayed Delivery                                          1,547,129

Payable for fund shares redeemed                           116,376

Distributions payable                                      13,254

Accrued management fee                                     2,163

Distribution fees payable                                  3,444

Other payables and accrued expenses                        46,289

 TOTAL LIABILITIES                                                       4,480,810

NET ASSETS                                                              $ 29,408,547

Net Assets consist of:

Paid in capital                                                         $ 28,815,277

Accumulated undistributed net realized gain (loss) on                    72,929
investments

Net unrealized appreciation (depreciation) on                            520,341
investments

NET ASSETS                                                              $ 29,408,547

CALCULATION OF MAXIMUM OFFERING PRICE                                    $10.24
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($29,274,140 (divided by) 2,859,963 shares)

Maximum offering price per share (100/98.50 of $10.24)                   $10.40

INSTITUTIONAL CLASS :                                                    $10.23
NET ASSET VALUE, offering price and redemption price
 per share ($134,407 (divided by) 13,134 shares)

STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1995

INTEREST INCOME                                                     $ 1,000,859

EXPENSES

Management fee                                         $ 79,349

Transfer agent fees                                     39,671
Class A

 Institutional Class                                    67

Distribution fees - Class A                             29,541

Accounting fees and expenses                            46,467

Non-interested trustees' compensation                   120

Custodian fees and expenses                             1,835

Registration fees                                       65,634
Class A

 Institutional Class                                    1,113

Audit                                                   27,345

Legal                                                   949

Reports to shareholders                                 5,081

Miscellaneous                                           210

 Total expenses before reductions                       297,382

 Expense reductions                                     (135,430)    161,952

NET INTEREST INCOME                                                  838,907

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                  111,753

 Futures contracts                                      (24,660)     87,093

Change in net unrealized appreciation (depreciation)                 813,482
on investment securities

NET GAIN (LOSS)                                                      900,575

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                     $ 1,739,482
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED     MARCH 16, 1994
                                                         NOVEMBER 30,   (COMMENCEMENT
                                                         1995           OF OPERATIONS) TO
                                                                        NOVEMBER 30,
                                                                        1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 838,907      $ 286,310
Net interest income

 Net realized gain (loss)                                 87,093         (7,688)

 Change in net unrealized appreciation (depreciation)     813,482        (293,141)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,739,482      (14,519)
FROM OPERATIONS

Distributions to shareholders                             (837,146)      (286,310)
From net interest income
 Class A

  Institutional Class                                     (1,761)        -

 TOTAL DISTRIBUTIONS                                      (838,907)      (286,310)

Share transactions - net increase (decrease)              11,944,539     16,864,262

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 12,845,114     16,563,433

NET ASSETS

 Beginning of period                                      16,563,433     -

 End of period                                           $ 29,408,547   $ 16,563,433


FINANCIAL HIGHLIGHTS - CLASS A

                                                 YEARS ENDED NOVEMBER 30,

                                                 1995                       1994 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period             $ 9.770                    $ 10.000

Income from Investment Operations

 Net investment income                            .430                       .259

 Net realized and unrealized gain (loss)          .470                       (.230)

 Total from investment operations                 .900                       .029

Less Distributions

 From net investment income                       (.430)                     (.259)

Net asset value, end of period                   $ 10.240                   $ 9.770

TOTAL RETURN B, C                                 9.38%                      .27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 29,274                   $ 16,563

Ratio of expenses to average net assets E         .82%                       .75% A

Ratio of net investment income to average net     4.25%                      3.74% A
assets

Portfolio turnover                                80%                        111% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD MARCH 16, 1994 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1994.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUNDS EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                        YEAR ENDED
                                                        NOVEMBER 30,

                                                        1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 10.070

Income from Investment Operations

 Net investment income                                   .178

 Net realized and unrealized gain (loss)                 .160

 Total from investment operations                        .338

Less Distributions

 From net investment income                              (.178)

Net asset value, end of period                          $ 10.230

TOTAL RETURN B, C                                        3.37%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 134

Ratio of expenses to average net assets E                .75% A

Ratio of net investment income to average net assets     4.18% A

Portfolio turnover                                       80%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1995.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUNDS EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees approved a change in the fund's name from Fidelity Advisor Short-Intermediate Tax Exempt Fund to Fidelity Advisor Short-Intermediate Municipal Income Fund.
Fidelity Advisor Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series VI (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the, trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. FMR bears all organizational expenses except for registering and qualifying the fund and shares of the fund for distribution under federal and state securities law, which are borne by the fund and amortized over one year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS AND OPTIONS - CONTINUED
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $29,587,917 and $15,343,743, respectively. The market value of futures contracts opened and closed during the period amounted to $2,040,990 and $2,065,650, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .40% of average net assets . The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996, FMR voluntary agreed to implement this new group fee rate schedule as it results in the same or lower management fee.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan") and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on an annual rate of .15% of the average net assets of Class A. For the period, the fund paid FDC $29,541 under the Class A Plan, of which $27,895 was paid to securities dealers, banks and other financial institutions for the distribution of Class A shares, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A and Institutional Class shares. The Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made to third parties under the Plan during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 1.50% for selling Class A shares of the fund. For the period, FDC received sales charges of $316,185 on sales of Class A shares of the fund, of which $76,389 was paid to securities dealers, banks, and other financial institutions.
TRANSFER AGENT FEES AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A and Institutional shares. UMB has entered into sub-arrangements with State Street Bank and Trust Company (State Street) with respect to the Class A shares, and Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, with respect to the Institutional shares, to perform the transfer, dividend disbursing, and shareholder servicing agent functions. During the period December 1, 1994 to December 31, 1994, State Street received fees based on the type, size, number of accounts and the number of transactions made by the shareholders of the respective classes of the fund. Effective January 1, 1995, the Board of Trustees approved revised transfer agent contracts pursuant to which State Street and FIIOC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to State Street and FIIOC by UMB, which is reimbursed by the fund for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period transfer agent fees were equivalent to an annual rate of
 .20% and .16% (annualized) of average nets assets for Class A and Institutional Class, respectively. UMB also has a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received accounting fees amounting to $46,467.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of average net assets for Class A and Institutional Class . INSTITUTIONAL CLASS. For the period, this expense limitation was .75% of average net assets and the reimbursement reduced expenses by $1,223.
CLASS A. For the period, this expense limitation ranged from an annual rate of .75% to .90% of average net assets and the reimbursement reduced expenses by $134,207.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:
  SHARES DOLLARS
 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED   NOVEMBER 30, NOVEMBER 30,
NOVEMBER 30, NOVEMBER 30,
 1995A 1994 1995A 1994

CLASS A
Shares sold  2,839,080  2,370,102 $ 28,620,296 $ 23,575,248
Reinvestment of distributions  63,732  22,041  642,853  218,561
Shares redeemed  (1,737,334)  (697,658)  (17,451,379)  (6,929,547)
Net increase (decrease)  1,165,478  1,694,485 $ 11,811,770 $ 16,864,262
INSTITUTIONAL CLASS
Shares sold  12,961  - $ 131,002 $ -
Reinvestment of distributions  173  -  1,767  -
Shares redeemed  -  -  -  -
Net increase (decrease)  13,134  - $ 132,769 $ -
 A SHARE TRANSACTIONS FOR INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1995
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VI and the Shareholders of Fidelity Advisor Short-Intermediate Municipal Income Fund (formerly Fidelity Advisor Short-Intermediate Tax-Exempt Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series VI: Fidelity Advisor Short-Intermediate Tax-Exempt Fund, including the schedule of portfolio investments, as of November 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period March 16, 1994 (commencement of operations) to November 30, 1994 and the financial highlights for the year then ended and for the period March 16, 1994 (commencement of operations) to November 30, 1994 (Class A) and the period July 3, 1995 (commencement of operations) to November 30, 1995 (Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series VI: Fidelity Advisor Short-Intermediate Tax-Exempt Fund as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period March 16, 1994 (commencement of operations)to November 30, 1994 , and the financial highlights for the year then ended and for the period March 16, 1994 (commencement of operations) to November 30, 1994 (Class A) and the period July 3, 1995 (commencement of operations) to November 30, 1995 (Institutional Class), in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 11, 1996
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on June 14, 1995. The results of votes taken among shareholders on proposals are listed below. Please note, the proposal numbers below correspond to the proposal numbers as they appear in the Proxy Statement. Only proposals applicable to this fund and class are listed.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
J. GARY BURKHEAD
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.000
RALPH F. COX
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PHYLLIS BURKE DAVIS
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
RICHARD J. FLYNN
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
EDWARD C. JOHNSON 3RD
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
E. BRADLEY JONES
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
 # OF % OF
 SHARES VOTED SHARES VOTED
DONALD J. KIRK
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PETER S. LYNCH
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
GERALD C. MCDONOUGH
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
EDWARD H. MALONE
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
MARVIN L. MANN
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
THOMAS R. WILLIAMS
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     6,200,071.550    95.120

Against         35,813.559       .549

Abstain         282,289.826      4.331

TOTAL           6,518,174.935    100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     5,100,978.345    88.141

Against         385,530.316      6.662

Abstain         300,783.274      5.197

TOTAL           5,787,291.935    100.000

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     5,726,299.175    88.015

Against         457,753.653      7.036

Abstain         321,971.107      4.949

TOTAL           6,506,023.935    100.000

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,584,880.157    79.223

Against         860,825.641      14.875

Abstain         341,586.137      5.902

TOTAL           5,787,291.935    100.000

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     854,355.758    87.338

Against         52,207.527     5.337

Abstain         71,650.294     7.325

TOTAL           978,213.579    100.000

PROPOSAL 7
To amend the By-Laws of the Trust to allow amendments by the Trustees without shareholder approval.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,435,880.733    76.649

Against         861,269.150      14.882

Abstain         490,142.052      8.469

TOTAL           5,787,291.935    100.000

PROPOSAL 9
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     868,582.703    88.793

Against         24,473.861     2.502

Abstain         85,157.015     8.705

TOTAL           978,213.579    100.000

PROPOSAL 10
To approve an amended Distribution and Service Plan for the fund that would remove from the 12b-1 fee calculations the exclusion of shares purchased 144 months prior.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     870,664.711    89.006

Against         32,634.100     3.336

Abstain         74,914.768     7.658

TOTAL           978,213.579    100.000

PROPOSAL 27
Oil, Gas, & Mineral Exploration - To replace the fundamental limitation restricting investments in oil, gas, and mineral exploration programs with a similar non-fundamental limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     792,080.249    80.972

Against         132,240.866    13.519

Abstain         53,892.464     5.509

TOTAL           978,213.579    100.000



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Norman Lind, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann*
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate
Bond Fund
Fidelity Advisor Short
Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS
Fidelity Advisor New York Municipal Income Fund
MONEY MARKET FUNDS
Daily Money Fund:
Money Market Portfolio
Daily Money Fund:
U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund
(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND - INSTITUTIONAL CLASS
(FORMERLY FIDELITY ADVISOR SHORT-INTERMEDIATE TAX-EXEMPT FUND -
INSTITUTIONAL CLASS)
ANNUAL REPORT
NOVEMBER 30, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     17   Statements of assets and
                              liabilities, operations, and changes
                              in net assets, as well as financial
                              highlights.

NOTES                    22   Notes to the financial statements.

REPORT OF INDEPENDENT    27   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND -
INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class A, the original class of the fund, and reflect Class A's 0.15% 12b-1 fee. If Fidelity had not reimbursed certain class expenses during the periods shown, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1995                                PAST 1   LIFE OF
                                                               YEAR     FUND

Advisor Short-Intermediate Municipal Income - Institutional    9.34%    9.64%
Class

Lehman Brothers Municipal Bond Index                           18.90%   n/a

Average Short Muni Debt Fund                                   7.45%    n/a

Consumer Price Index                                           2.47%    4.35%

CUMULATIVE TOTAL RETURNS show Institutional Class performance in percentage terms over a set period - in this case, one year, or since the fund started on March 16, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the average short muni debt fund, which reflects the performance of 50 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Comparing Institutional Class' performance to the consumer price index (CPI) helps show how the class did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1995                                PAST 1   LIFE OF
                                                               YEAR     FUND

Advisor Short-Intermediate Municipal Income - Institutional    9.34%    5.53%
Class

Lehman Brothers Municipal Bond Index                           18.90%   n/a

Average Short Muni Debt Fund                                   7.45%    n/a

Consumer Price Index                                           2.47%    2.59%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' actual (or cumulative) return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              FA Short-Int Tax-Ex Cl I (606) LB Muni Bond (LB015)
     03/31/94                       10000.00             10000.00
     04/30/94                       10024.02             10084.80
     05/31/94                       10041.56             10172.24
     06/30/94                       10062.58             10110.08
     07/31/94                       10144.43             10295.40
     08/31/94                       10177.48             10331.02
     09/30/94                       10149.37             10179.36
     10/31/94                       10114.45              9998.58
     11/30/94                       10049.02              9817.80
     12/31/94                       10147.71             10033.89
     01/31/95                       10288.00             10320.66
     02/28/95                       10395.05             10620.79
     03/31/95                       10466.04             10742.82
     04/30/95                       10484.19             10755.50
     05/31/95                       10629.43             11098.70
     06/30/95                       10625.69             11001.59
     07/31/95                       10718.19             11105.89
     08/31/95                       10821.04             11246.71
     09/30/95                       10859.18             11317.90
     10/31/95                       10929.59             11482.46
     11/30/95                       10988.08             11672.96

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Short-Intermediate Municipal Income Fund - Institutional Class on March 31, 1994, shortly after the fund started. As the chart shows, by November 30, 1995, the value of your investment would have grown to $10,988
- a 9.88% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $11,673 - a 16.73% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEAR ENDED     MARCH 16, 1994
      NOVEMBER 30,   (COMMENCEMENT
      1995           OF
                     OPERATIONS) TO
                     NOVEMBER 30,
                     1994

Dividend return               4.63%   2.57%

Capital appreciation return   4.71%   -2.30%

Total return                  9.34%   0.27%

DIVIDEND returns and capital appreciation returns are both part of a class's total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any.
DIVIDENDS AND YIELD
PERIODS ENDED NOVEMBER 30, 1995          PAST          LIFE OF
                                         MONTH         CLASS

Dividends per share                      3.46(cents)   17.77(cents)

Annualized dividend rate                 4.12%         4.23%

30-day annualized yield                  n/a           -

30-day annualized tax-equivalent yield   n/a           -

DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.21 over the past month, $10.16 over the life of Class, you can compare the class' income over these two periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 31% federal tax bracket - but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of
1994, the municipal bond market
posted strong returns for the 12
months ended November 30,
1995. For the period, the Lehman
Brothers Municipal Bond Index -
a broad measure of the tax-free
market - had a total return of
18.90%. By comparison, the
Lehman Brothers Aggregate
Bond Index - a proxy for
investment-grade taxable bonds
- had a total return of 17.64%.
While the bankruptcy of
Orange County, California, in
December 1994 caused some
concern among investors,
tax-free bonds managed to surge
ahead of their taxable
counterparts in the first quarter of
1995 on signs of a slowing
economy and tamer inflation
expectations. By spring,
however, the muni bond market
began to underperform U.S.
Treasury securities when
Congress began consideration of
tax-code changes, some of which
threatened the tax-exempt status
of municipal securities. This
threat of tax reform dampened
enthusiasm in the municipal bond
market, stalling the rally and
helping shorter maturity bonds to
outperform their longer
counterparts throughout the
spring and summer months. By
early fall, historically attractive
valuations relative to Treasuries,
weakening new issuance, and
stronger demand from insurance
companies and retail buyers
helped tax-free bonds rebound.
An interview with Norm Lind, Portfolio Manager of Fidelity Advisor Short-Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the 12 month period ended November 30, 1995, the fund's Institutional Class shares returned 9.34%. That beat the 7.45% return of the average short-term municipal bond fund for the same period as tracked by Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index returned 18.90%.
Q. MUNICIPAL BONDS, LIKE OTHER TYPES OF BONDS, HAVE PERFORMED WELL THIS YEAR COMPARED TO 1994. WAS THE FUND ABLE TO BENEFIT FROM THE COMEBACK IN MUNIS?
A. Definitely. The municipal bond market had a very strong first quarter of 1995 despite problems such as the bankruptcy of Orange County, California, in December of 1994. On the other hand, in the spring and summer, the market underperformed taxable bonds as the various tax reform proposals in Washington - including the flat tax - posed a threat to munis' federally tax-free status. This slowed the flow of cash into municipal bond mutual funds - a major player in the $1.2 trillion municipal bond market. By the same token, the threat of tax reform compelled many investors to trade into bonds with short-term maturities, thus pushing up their prices. Now, the overall market seems to be moving back up again, helped in part by an almost 12% decrease in issuance from 1994 levels. Also, in the third quarter of 1995, we saw a lot of interest from large institutional investors such as insurance companies because of attractive percentage spreads - specifically, paying very little in yield to get a tax-free bond.
Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES SINCE BECOMING THE FUND'S MANAGER IN OCTOBER?
A. When I became the fund's portfolio manager, the fund's holdings were concentrated in bonds with five to seven year maturity dates, as well as in maturities of one year or less. To take advantage of price inefficiencies within the fund's required maturity range, I've spread its assets among the remaining two, three and four year maturities.
Q. WERE THERE ANY CHANGES RESULTING FROM THE DECEMBER 1995 MEETING OF THE TRUSTEES?
A. The fund is now free to maintain an average maturity between two and five years. Additionally, the fund is now free to buy any amount of bonds subject to the alternative minimum tax (AMT). This allows me to invest in sectors of the municipal bond market that are dominated by AMT bonds such as student loans, airports and port facilities.
Q. PREVIOUSLY, THE FUND HAD A LARGE POSITION IN TAX-EXEMPT STUDENT LOAN BONDS. HAVE YOU MADE ANY CHANGES INVOLVING THESE BONDS?
A. Yes, but let me first explain how tax-exempt student loan bonds work. These high-quality bonds often trade at yields higher than many other municipal bonds because of their perceived prepayment risk. Like asset-backed securities, as interest rates fall as they have been, investors fear the loans backing these bonds will be paid off early and, therefore, force them to reinvest at lower interest rates. As a result of their low prices, these bonds had solid price appreciation for most of the year - which benefited the fund greatly - and many are beginning to reach par (face value) where their upside potential is more limited. As they reach par, I've been selling them because, at that point, their risks outweigh any remaining rewards.
Q. SINCE THE END OF MAY, THE FUND'S POSITION IN BAA-RATED BONDS DECREASED. WHAT'S HAPPENED SINCE THEN?
A. Early this fall, the previous manager began upgrading the quality - or the credit rating of the average bond - of the portfolio. I think that strategy made sense. When making investment decisions, I look at what I am being paid in yield in comparison to the risks of the investment. Because the municipal bond market has done so well this year, the spread - or difference in yield - between lower-rated investment-grade bonds and higher-rated bonds has been very narrow. Therefore, I am not being paid enough to take on lower-quality bonds and, on the other hand, I'm not sacrificing very much to get higher-quality issuers.
Q. WHAT ARE PREMIUM-COUPON BONDS AND WHY HAS IT BEEN A GOOD OPPORTUNITY TO BUY THEM?
A. Premium-coupon bonds are bonds whose stated yields are higher than newly issued bonds. While they have a number of attractive investment characteristics in various markets, I have bought them for what is known as de minimis protection. Let me explain. Because of a change in the tax code in 1993, gains on municipal bonds may be taxed as ordinary income - rather than the 28% capital gains rate - if they appreciate beyond a certain limit. The higher income of a premium bond not only gives the fund de minimis protection but historically has been proven to lower volatility in a market correction.
Q. WHAT'S YOUR OUTLOOK?
A. It's likely that, as the presidential election approaches, tax-reform talk could reemerge. Should tax reform move to the forefront of political debate, it could be a source of future volatility for much of the municipal bond market. On the other hand, recent history has shown that investors will look to shorter maturity municipal bonds as a "safe haven" from tax-reform uncertainties.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek as high a level
of current income exempt
from federal income tax
consistent with the
preservation of capital
START DATE: March 16, 1994
SIZE: as of November 30,
1995, more than $29 million
MANAGER: Norm Lind, since
October 1, 1995; joined
Fidelity in 1986
(checkmark)
NORM LIND ON HIS INVESTMENT
STRATEGY:
"Because this fund
specializes in municipal
bonds with short and
intermediate maturities, its
state and sector allocation is a
secondary concern. Rather, I
believe I add more value by
trying to take advantage of
price inefficiencies along the
shorter end of the yield curve
- which is the graphical
representation of the yields of
various bond maturities.
Therefore, I look for bonds
that are undervalued relative
to those of other maturities or
that have investment
characteristics that make
them well suited for a
particular bond market
environment."
(solid bullet)  On October 1, Norm Lind
took over management of the
fund from David Murphy.
DISTRIBUTIONS
The Board of Trustees of
Fidelity Advisor
Short-Intermediate Municipal
Income Fund - Institutional
Class voted to pay on
December 26, 1995, to
shareholders of record at the
opening of business on
December 22, 1995, a
distribution of $.03 derived
from capital gains realized from
sales of portfolio securities.
The fund will notify
shareholders in January 1996
of the applicable percentage
for use in preparing 1995
income tax returns.
INVESTMENT CHANGES


TOP FIVE STATES AS OF NOVEMBER 30, 1995
             % OF FUND'S   % OF FUND'S
             INVESTMENTS   INVESTMENTS
                           IN THESE STATES
                           6 MONTHS AGO

Texas        22.0          31.3

New York     9.6           0.0

Colorado     6.5           5.7

Montana      5.8           10.8

California   5.4           3.5

TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1995
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       IN THESE MARKET SECTORS

                                       6 MONTHS AGO

General Obligation       30.4          26.7

Education                18.0          25.2

Electric Revenue         13.2          12.8

Escrowed/Pre-Refunded    11.7          12.0

Industrial Development   7.0           5.6

AVERAGE YEARS TO MATURITY AS OF NOVEMBER 30, 1995
              6 MONTHS AGO

Years   3.4   3.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF NOVEMBER 30, 1995
               6 MONTHS AGO

Years    3.1    2.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF NOVEMBER 30, 1995 AS OF MAY 31, 1995
Row: 1, Col: 1, Value: 10.4
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 5.9
Row: 1, Col: 4, Value: 33.1
Row: 1, Col: 5, Value: 47.6
Row: 1, Col: 1, Value: 2.1
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 11.4
Row: 1, Col: 4, Value: 40.9
Row: 1, Col: 5, Value: 20.0
Row: 1, Col: 6, Value: 25.6
Aaa 47.6%
Aa, A 33.1%
Baa 5.9%
Non-rated 3.0%
Short-term
investments 10.4%
Aaa 46.6%
Aa, A 40.9%
Baa 11.4%
Non-rated 0.0%
Short-term
investments 1.1%
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. INVESTMENTS NOVEMBER 30, 1995

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 89.6%
  PRINCIPAL VALUE)
  AMOUNT  (NOTE 1)
ALABAMA  -  0.6%
Mobile Board of Wtr. & Swr. Commissioners
Wtr. Svc. Rev. 9.875% 1/1/98,
(Escrowed to Maturity) (b)   $ 175,000 $ 195,125
ALASKA  -  2.3%
Alaska Student Loan Corp. 7.20% 7/1/99
(AMBAC Insured) (a)    500,000  540,000
North Slope Borough Series A, 0% 6/30/99,
(MBIA Insured)    250,000  213,125
  753,125
CALIFORNIA  -  5.4%
North City West School Facs. Fing. 7.85% 9/1/19
(Pre-refunded to 9/1/99 @ 102)    1,000,000  1,146,250
West Covina Ctfs. of Prtn. (Queen of the
Valley Hosp.) 5.10% 8/15/96    630,000  632,337
  1,778,587
COLORADO  -  6.5%
Aurora Ctf. of Prtn. Rfdg. 4.75% 12/1/96    500,000  505,775
Colorado Springs Utils. Rev. Rfdg. Series A,
6.35% 11/15/01    1,000,000  1,115,000
Denver City & County Arpt. Rev. Series A: (a)
6.60% 11/15/97     250,000  258,438
 6.90% 11/15/98    250,000  263,750
  2,142,963
FLORIDA  -  1.6%
Lakeland Elec. & Wtr. Rev. Rfdg.
6.25% 10/1/01, (FGIC Insured) (c)    500,000  540,000
GEORGIA  -  0.9%
Georgia Gen. Oblig. Series C,
7.25% 7/1/00    250,000  281,563
INDIANA  -  2.1%
Indianapolis Local Pub. Impt. Series D,
0% 2/1/18, (Pre-Refunded to
2/1/98 @ 19.12) (b)    1,000,000  173,750
Indianapolis Resource Recovery Rev.
6.50% 12/1/01, (AMBAC Insured) (c)    500,000  528,125
  701,875
KENTUCKY  -  3.3%
Kentucky Property & Bldgs.
Commission 6% 11/1/00    1,000,000  1,070,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
LOUISIANA  -  4.8%
Louisiana Pub. Facs. Auth. Rev. Student Loan Sr.
Series A-1, 6.20% 3/1/01   $ 1,490,000 $ 1,581,263
MARYLAND  -  1.6%
Maryland Gen. Oblig. 5.30% 10/15/99    500,000  521,195
MASSACHUSETTS  -  1.4%
Massachusetts Health & Edl. Facs. Auth. Rev.
(Salem Hosp.) Series A, 6.75% 7/1/00,
(Pre-Refunded to 7/1/97 @ 100) (b)    430,000  448,813
MICHIGAN  -  1.5%
Detroit Convention Facs. Rev. Rfdg.
(Cobo Hall Expansion Project)
4.75% 9/30/00    500,000  500,000
MONTANA  -  5.8%
Montana Higher Ed. Student Asst. Corp.
Rev. Student Loan Series B,
6.60% 12/1/99 (a)    1,810,000  1,918,600
MULTI-STATE CERTIFICATES TRUST  -  1.6%
New England Ed. Loan Marketing Corp.
Rev. Rfdg. (Massachusetts Student Loan)
Sr. Issue Series A, 6.50% 9/1/02    500,000  540,000
NEVADA  -  2.6%
Clark County School Dist. Series A,
9.75% 6/1/01, (MBIA Insured)    500,000  630,625
Washoe County (Reno Sparks Convention
Bowling Fac.) Series A, 8.50% 7/1/97,
(FGIC Insured)    200,000  214,000
  844,625
NEW JERSEY  -  4.0%
New Jersey Gen. Oblig. 6.25% 1/15/01    1,000,000  1,087,500
Somerset County Unltd. Tax Series B,
6.50% 11/1/97    230,000  241,213
  1,328,713
NEW MEXICO  -  0.8%
Albuquerque New Mexico Arpt.
Rev. Rfdg. 6.25% 7/1/00,
(AMBAC Insured) (a)(c)    250,000  265,938
NEW YORK  -  5.9%
Babylon Ind. Dev. Agcy. Resources Recovery
Rev. (Odgen Martin Sys. Babylon, Inc. Co.)
Series B, 8.50% 1/1/19    495,000  561,206
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
NEW YORK  -  CONTINUED
New York State Dorm. Auth. Rev. (City Univ.
Sys. Consolidated) Series A, 7.625% 7/1/20
(Pre-Refunded to 7/1/00 @ 102)   $ 300,000 $ 347,250
New York State Tollway Auth. Hwy. & Bridge
(Hwy. 7 Bridge Transit Fund) Series A,
5% 4/1/98 (AMBAC Insured)    500,000  510,000
Suffolk County 5% 10/15/01
(AMBAC Insured)    500,000  515,000
  1,933,456
NORTH CAROLINA  -  2.4%
North Carolina Muni. Pwr. Agcy. Rev. Rfdg.
(Proj. #1 Catawba Elec.) 5.75% 1/1/02    750,000  772,500
OHIO  -  4.8%
Columbus  Wtrwks. & Swr. Impt.
Unltd. Tax (Variable Purp.) 12% 5/15/98    270,000  317,925
Ohio Pub. Facs. Commission Higher Ed.
Cap. Facs. Series II-A, 5.30% 12/1/95    200,000  200,000
Sylvania City School Dist. 6.35%
12/1/97 (FGIC Insured)    1,000,000  1,043,750
  1,561,675
PENNSYLVANIA  -  4.3%
Allegheny County Ind. Dev. Agency
Rev. Rfdg. Environmental Impt.
Series B, 5.30% 12/1/96    1,000,000  1,007,080
Pennsylvania Convention Ctr. Auth.
Rev. Rfdg. Series A, 5.75% 9/1/99    410,000  418,713
  1,425,793
SOUTH CAROLINA  -  3.2%
South Carolina Ed. Assistance Auth.
Rev. (Insured Student Loan)
5.90% 9/1/98     300,000  307,500
South Carolina Ed. Assistance Auth.
Rev. Rfdg. (Guaranteed Student Loan Sr. Lien)
Series A2, 4.75% 9/1/96    500,000  502,960
South Carolina Pub. Svc. Auth.
Rev. Rfdg. Series A, 6% 1/1/97,
(MBIA Insured) (c)    250,000  251,840
  1,062,300
TEXAS  -  20.5%
Austin Pub. Impt. Lt. 7% 9/1/01    1,000,000  1,127,500
Austin Independent School Dist. School Bldg.
8.125% 8/1/01 (PSF Guaranteed)    500,000  598,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
TEXAS  -  CONTINUED
Brazos Higher Ed. Auth. Student Loan
Rev. Rfdg. Series A-1, 6.05%
12/1/01 (a)   $ 500,000 $ 527,500
Northside Independent School Dist.
School Bldg. 8.375% 2/1/00
(PSF Guaranteed)    500,000  575,625
Plano Independent School District
8.625% 2/15/03 (FGIC Insured)
(Pre-refunded to 2/15/01 @ 100) (b)    400,000  477,000
Round Rock Rfdg. 6.40% 8/1/98,
(FGIC Insured)    770,000  797,913
San Antonio Elec. & Gas Rev. 6.40% 2/1/98    1,000,000  1,014,020
Texas Nat'l Research Lab. Commission Fing.
Corp. Lease Rev. (Superconducting Supercollider)
5.70% 12/1/96 (Escrowed to Maturity)    500,000  509,620
Texas Veterans Hsg. Assistance Series B-4,
5% 12/1/97 (a)    400,000  408,000
United Independent School District Unltd. Tax
7.75% 8/15/98 (PSF Guaranteed)    650,000  710,934
  6,746,862
WASHINGTON  -  1.7%
Washington Pub. Pwr. Supply Sys. Rev. Rfdg.
 (Nuclear Proj. #1) Series A,
7.25% 7/1/99    500,000  543,750
TOTAL MUNICIPAL BONDS
(Cost $28,940,769)   29,458,721
MUNICIPAL NOTES - 10.4%
ARIZONA  -  0.3%
Maricopa County Poll. Cont. Rev. (Pub. Svc. Co. of
New Mexico) Series 1992 A, 3.35%,
LOC Canadian Imperial Bank, VRDN    100,000  100,000
CONNECTICUT  -  4.0%
Connecticut State Dev. Auth. (Light & Pwr. Co.
Proj. 1993) Series A, 3.25% 9/1/28,
LOC Deutsche Bank VRDN    1,300,000  1,300,000
NEW YORK  -  3.7%
New York City Muni. Wtr. Fin. Auth.
Wtr. & Swr. Sys. Rev. Series 1994 C, 4.20%
6/15/23, (FGIC Insured) VRDN    1,200,000  1,200,000
MUNICIPAL NOTES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
PENNSYLVANIA  -  0.9%
Schuylkill County Ind. Dev. Auth. Resource
Recovery Rev. (Westwood Energy Prop.)
Series 1985, 4.35%, LOC Fuji Bank, VRDN   $ 300,000 $ 300,000
TEXAS  -  1.5%
Texas Gen. Oblig. TRAN Series 1995 A,
4.75% 8/30/96    500,000  504,830
TOTAL MUNICIPAL NOTES
(Cost $3,402,441)   3,404,830
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $32,343,210)  $ 32,863,551
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes

LEGEND
1. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
2. Security collateralized by an amount sufficient to pay interest and principal.
3. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 80.7% AAA, AA, A 62.2%
Baa 5.9% BBB  5.6%
Ba 0.0% BB  3.1%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D 0.0%The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   30.4%
Education  18.0
Electric Revenue  13.2
Escrowed/Pre-Refunded  11.7
Industrial Development  7.0
Others (individually less than 10%)   19.7
TOTAL  100.0%
INCOME TAX INFORMATION
At November 30, 1995 the aggregate cost of investment securities for income tax purposes was $32,343,210. Net unrealized appreciation aggregated $520,341, of which $523,629 related to appreciated investment securities and $3,288 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 NOVEMBER 30, 1995

ASSETS

Investment in securities, at value (cost $32,343,210) -                 $ 32,863,551
See accompanying schedule

Cash                                                                     22,847

Receivable for investments sold                                          438,771

Interest receivable                                                      551,530

Prepaid expenses                                                         12,658

 TOTAL ASSETS                                                            33,889,357

LIABILITIES

Payable for investments purchased                         $ 2,752,155
Regular Delivery

 Delayed Delivery                                          1,547,129

Payable for fund shares redeemed                           116,376

Distributions payable                                      13,254

Accrued management fee                                     2,163

Distribution fees payable                                  3,444

Other payables and accrued expenses                        46,289

 TOTAL LIABILITIES                                                       4,480,810

NET ASSETS                                                              $ 29,408,547

Net Assets consist of:

Paid in capital                                                         $ 28,815,277

Accumulated undistributed net realized gain (loss) on                    72,929
investments

Net unrealized appreciation (depreciation) on                            520,341
investments

NET ASSETS                                                              $ 29,408,547

CALCULATION OF MAXIMUM OFFERING PRICE                                    $10.24
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($29,274,140 (divided by) 2,859,963 shares)

Maximum offering price per share (100/98.50 of $10.24)                   $10.40

INSTITUTIONAL CLASS :                                                    $10.23
NET ASSET VALUE, offering price and redemption price
 per share ($134,407 (divided by) 13,134 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED NOVEMBER 30, 1995

INTEREST INCOME                                                     $ 1,000,859

EXPENSES

Management fee                                         $ 79,349

Transfer agent fees                                     39,671
Class A

 Institutional Class                                    67

Distribution fees - Class A                             29,541

Accounting fees and expenses                            46,467

Non-interested trustees' compensation                   120

Custodian fees and expenses                             1,835

Registration fees                                       65,634
Class A

 Institutional Class                                    1,113

Audit                                                   27,345

Legal                                                   949

Reports to shareholders                                 5,081

Miscellaneous                                           210

 Total expenses before reductions                       297,382

 Expense reductions                                     (135,430)    161,952

NET INTEREST INCOME                                                  838,907

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                  111,753

 Futures contracts                                      (24,660)     87,093

Change in net unrealized appreciation (depreciation)                 813,482
on investment securities

NET GAIN (LOSS)                                                      900,575

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                     $ 1,739,482
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED     MARCH 16, 1994
                                                         NOVEMBER 30,   (COMMENCEMENT
                                                         1995           OF OPERATIONS) TO
                                                                        NOVEMBER 30,
                                                                        1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 838,907      $ 286,310
Net interest income

 Net realized gain (loss)                                 87,093         (7,688)

 Change in net unrealized appreciation (depreciation)     813,482        (293,141)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,739,482      (14,519)
FROM OPERATIONS

Distributions to shareholders                             (837,146)      (286,310)
From net interest income
 Class A

  Institutional Class                                     (1,761)        -

 TOTAL DISTRIBUTIONS                                      (838,907)      (286,310)

Share transactions - net increase (decrease)              11,944,539     16,864,262

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 12,845,114     16,563,433

NET ASSETS

 Beginning of period                                      16,563,433     -

 End of period                                           $ 29,408,547   $ 16,563,433


FINANCIAL HIGHLIGHTS - CLASS A

                                                 YEARS ENDED NOVEMBER 30,

                                                 1995                       1994 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period             $ 9.770                    $ 10.000

Income from Investment Operations

 Net investment income                            .430                       .259

 Net realized and unrealized gain (loss)          .470                       (.230)

 Total from investment operations                 .900                       .029

Less Distributions

 From net investment income                       (.430)                     (.259)

Net asset value, end of period                   $ 10.240                   $ 9.770

TOTAL RETURN B, C                                 9.38%                      .27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 29,274                   $ 16,563

Ratio of expenses to average net assets E         .82%                       .75% A

Ratio of net investment income to average net     4.25%                      3.74% A
assets

Portfolio turnover                                80%                        111% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD MARCH 16, 1994 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1994.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUNDS EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                        YEAR ENDED
                                                        NOVEMBER 30,

                                                        1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 10.070

Income from Investment Operations

 Net investment income                                   .178

 Net realized and unrealized gain (loss)                 .160

 Total from investment operations                        .338

Less Distributions

 From net investment income                              (.178)

Net asset value, end of period                          $ 10.230

TOTAL RETURN B, C                                        3.37%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 134

Ratio of expenses to average net assets E                .75% A

Ratio of net investment income to average net assets     4.18% A

Portfolio turnover                                       80%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1995.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUNDS EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees approved a change in the fund's name from Fidelity Advisor Short-Intermediate Tax Exempt Fund to Fidelity Advisor Short-Intermediate Municipal Income Fund.
Fidelity Advisor Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series VI (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the, trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. FMR bears all organizational expenses except for registering and qualifying the fund and shares of the fund for distribution under federal and state securities law, which are borne by the fund and amortized over one year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS AND OPTIONS - CONTINUED
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $29,587,917 and $15,343,743, respectively. The market value of futures contracts opened and closed during the period amounted to $2,040,990 and $2,065,650, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .40% of average net assets . The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996, FMR voluntary agreed to implement this new group fee rate schedule as it results in the same or lower management fee.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan") and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on an annual rate of .15% of the average net assets of Class A. For the period, the fund paid FDC $29,541 under the Class A Plan, of which $27,895 was paid to securities dealers, banks and other financial institutions for the distribution of Class A shares, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A and Institutional Class shares. The Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made to third parties under the Plan during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 1.50% for selling Class A shares of the fund. For the period, FDC received sales charges of $316,185 on sales of Class A shares of the fund, of which $76,389 was paid to securities dealers, banks, and other financial institutions.
TRANSFER AGENT FEES AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A and Institutional shares. UMB has entered into sub-arrangements with State Street Bank and Trust Company (State Street) with respect to the Class A shares, and Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, with respect to the Institutional shares, to perform the transfer, dividend disbursing, and shareholder servicing agent functions. During the period December 1, 1994 to December 31, 1994, State Street received fees based on the type, size, number of accounts and the number of transactions made by the shareholders of the respective classes of the fund. Effective January 1, 1995, the Board of Trustees approved revised transfer agent contracts pursuant to which State Street and FIIOC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to State Street and FIIOC by UMB, which is reimbursed by the fund for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period transfer agent fees were equivalent to an annual rate of
 .20% and .16% (annualized) of average nets assets for Class A and Institutional Class, respectively. UMB also has a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received accounting fees amounting to $46,467.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of average net assets for Class A and Institutional Class . INSTITUTIONAL CLASS. For the period, this expense limitation was .75% of average net assets and the reimbursement reduced expenses by $1,223.
CLASS A. For the period, this expense limitation ranged from an annual rate of .75% to .90% of average net assets and the reimbursement reduced expenses by $134,207.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:
  SHARES DOLLARS
 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED   NOVEMBER 30, NOVEMBER 30,
NOVEMBER 30, NOVEMBER 30,
 1995A 1994 1995A 1994

CLASS A
Shares sold  2,839,080  2,370,102 $ 28,620,296 $ 23,575,248
Reinvestment of distributions  63,732  22,041  642,853  218,561
Shares redeemed  (1,737,334)  (697,658)  (17,451,379)  (6,929,547)
Net increase (decrease)  1,165,478  1,694,485 $ 11,811,770 $ 16,864,262
INSTITUTIONAL CLASS
Shares sold  12,961  - $ 131,002 $ -
Reinvestment of distributions  173  -  1,767  -
Shares redeemed  -  -  -  -
Net increase (decrease)  13,134  - $ 132,769 $ -
 A SHARE TRANSACTIONS FOR INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1995
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VI and the Shareholders of Fidelity Advisor Short-Intermediate Municipal Income Fund (formerly Fidelity Advisor Short-Intermediate Tax-Exempt Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series VI: Fidelity Advisor Short-Intermediate Tax-Exempt Fund, including the schedule of portfolio investments, as of November 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period March 16, 1994 (commencement of operations) to November 30, 1994 and the financial highlights for the year then ended and for the period March 16, 1994 (commencement of operations) to November 30, 1994 (Class A) and the period July 3, 1995 (commencement of operations) to November 30, 1995 (Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series VI: Fidelity Advisor Short-Intermediate Tax-Exempt Fund as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period March 16, 1994 (commencement of operations)to November 30, 1994 , and the financial highlights for the year then ended and for the period March 16, 1994 (commencement of operations) to November 30, 1994 (Class A) and the period July 3, 1995 (commencement of operations) to November 30, 1995 (Institutional Class), in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 11, 1996
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Norman Lind, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann*
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate
Bond Fund
Fidelity Advisor Short
Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS
Fidelity Advisor New York Municipal Income Fund
MONEY MARKET FUNDS
Daily Money Fund:
Money Market Portfolio
Daily Money Fund:
U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund
(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

INTERMEDIATE MUNICIPAL INCOME  FUND - CLASS A AND CLASS B
(FORMERLY FIDELITY ADVISOR LIMITED TERM
TAX-EXEMPT FUND - CLASS A & CLASS B)
ANNUAL REPORT
NOVEMBER 30, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                11   The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       14   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              15   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     21   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    27   Notes to the financial statements.

REPORT OF INDEPENDENT    33   The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS     34   Shareholder proxy voting results.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. See page 6 for information regarding the computation of Class A's performance figures. Effective January 1, 1996, the maximum 4.75% sales charge on Class A shares was reduced to 2.75%.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1995                  PAST 1 YEAR   PAST 5 YEARS   PAST 10
                                                                              YEARS

Advisor Intermediate Municipal Income - Class    15.49%        38.14%         97.86%
A

Advisor Intermediate Municipal Income - Class
A                                                12.31%        34.34%         92.42%
 (incl. max. 2.75% sales charge) 1

Lehman Brothers Municipal Bond Index             18.90%        51.82%         139.41%

Average Intermediate Municipal Bond Fund         13.79%        42.48%         109.37%

Consumer Price Index                             2.47%         14.80%         40.92%


CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how Class A's performance stacked up against its peers, you can compare it to the average intermediate municipal bond fund, which reflects the performance of over 121 intermediate municipal bond funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. Comparing Class A's performance to the consumer price index (CPI) helps show how the class did compared to inflation. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1995                  PAST 1   PAST 5   PAST 10
                                                 YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income - Class    15.49%   6.68%    7.06%
A

Advisor Intermediate Municipal Income - Class
A                                                12.31%   6.08%    6.76%
 (incl. max. 2.75% sales charge) 1

Lehman Brothers Municipal Bond Index             18.90%   8.71%    9.12%

Average Intermediate Municipal Bond Fund         13.79%   7.33%    7.65%

Consumer Price Index                             2.47%    2.80%    3.49%

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' actual (or cumulative) return and show you what would have happened if Class A shares had performed at a constant rate each year.

1 HAD THE FORMER MAXIMUM 4.75% SALES CHARGE BEEN REFLECTED, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE PAST ONE, FIVE, AND 10 YEARS WOULD HAVE BEEN 10.00% AND 10.00%, 31.58% AND 5.64%, AND 88.46% AND 6.54%,
RESPECTIVELY.
$10,000 OVER 10 YEARS
                 Fidelity Advisor LimLB Municipal Bond
        11/30/85            9,725.00          10000.00
        12/31/85            9,749.93          10087.90
        01/31/86           10,100.37          10682.08
        02/28/86           10,270.28          11105.73
        03/31/86           10,334.39          11109.28
        04/30/86           10,379.68          11117.73
        05/31/86           10,287.33          10936.73
        06/30/86           10,390.97          11041.07
        07/31/86           10,417.40          11108.08
        08/31/86           10,761.24          11605.39
        09/30/86           10,806.57          11634.52
        10/31/86           11,031.33          11835.45
        11/30/86           11,124.40          12069.91
        12/31/86           11,087.05          12036.60
        01/31/87           11,284.99          12399.02
        02/28/87           11,411.72          12460.02
        03/31/87           11,352.09          12327.95
        04/30/87           10,888.31          11709.33
        05/31/87           10,881.53          11651.25
        06/30/87           11,084.73          11993.33
        07/31/87           11,214.74          12115.67
        08/31/87           11,238.86          12142.93
        09/30/87           10,880.24          11695.22
        10/31/87           10,981.23          11736.62
        11/30/87           11,232.81          12043.06
        12/31/87           11,344.97          12217.81
        01/31/88           11,751.80          12653.00
        02/29/88           11,799.73          12786.75
        03/31/88           11,627.22          12637.78
        04/30/88           11,685.67          12733.83
        05/31/88           11,722.64          12697.03
        06/30/88           11,805.05          12882.78
        07/31/88           11,866.47          12966.78
        08/31/88           11,872.15          12978.19
        09/30/88           12,002.42          13213.10
        10/31/88           12,145.20          13446.31
        11/30/88           12,105.69          13323.14
        12/31/88           12,182.08          13459.43
        01/31/89           12,305.37          13737.78
        02/28/89           12,231.87          13581.03
        03/31/89           12,193.08          13548.57
        04/30/89           12,365.42          13870.21
        05/31/89           12,550.07          14158.30
        06/30/89           12,687.81          14350.57
        07/31/89           12,814.43          14545.88
        08/31/89           12,772.92          14403.47
        09/30/89           12,770.39          14360.55
        10/31/89           12,872.80          14536.18
        11/30/89           13,013.65          14790.56
        12/31/89           13,130.95          14911.55
        01/31/90           13,088.12          14841.02
        02/28/90           13,204.34          14973.85
        03/31/90           13,226.83          14978.34
        04/30/90           13,090.82          14869.89
        05/31/90           13,329.49          15194.50
        06/30/90           13,439.85          15328.06
        07/31/90           13,602.04          15554.15
        08/31/90           13,522.96          15328.31
        09/30/90           13,559.18          15337.04
        10/31/90           13,710.81          15615.26
        11/30/90           13,929.57          15929.28
        12/31/90           13,967.16          15998.57
        01/31/91           14,123.12          16213.27
        02/28/91           14,251.70          16354.33
        03/31/91           14,261.28          16360.22
        04/30/91           14,390.56          16578.63
        05/31/91           14,505.84          16726.01
        06/30/91           14,514.66          16709.45
        07/31/91           14,660.04          16912.97
        08/31/91           14,777.18          17135.72
        09/30/91           14,867.75          17358.82
        10/31/91           15,027.41          17515.05
        11/30/91           15,065.29          17563.92
        12/31/91           15,314.23          17940.84
        01/31/92           15,421.21          17981.75
        02/29/92           15,438.90          17987.50
        03/31/92           15,379.87          17994.16
        04/30/92           15,487.44          18154.30
        05/31/92           15,657.31          18367.98
        06/30/92           15,862.80          18676.19
        07/31/92           16,204.42          19236.11
        08/31/92           16,084.62          19048.55
        09/30/92           16,236.66          19173.13
        10/31/92           16,121.14          18984.66
        11/30/92           16,415.71          19324.68
        12/31/92           16,435.54          19521.98
        01/31/93           16,622.42          19749.02
        02/28/93           17,083.93          20463.34
        03/31/93           16,914.47          20247.05
        04/30/93           17,033.43          20451.34
        05/31/93           17,105.12          20566.27
        06/30/93           17,285.41          20909.53
        07/31/93           17,305.04          20936.92
        08/31/93           17,623.44          21372.82
        09/30/93           17,805.75          21616.26
        10/31/93           17,822.47          21657.98
        11/30/93           17,683.54          21467.17
        12/31/93           17,985.69          21920.35
        01/31/94           18,152.55          22170.68
        02/28/94           17,699.30          21596.45
        03/31/94           17,007.77          20717.05
        04/30/94           17,158.31          20892.73
        05/31/94           17,311.89          21073.87
        06/30/94           17,187.47          20945.11
        07/31/94           17,426.94          21329.03
        08/31/94           17,492.84          21402.83
        09/30/94           17,296.92          21088.64
        10/31/94           17,033.91          20714.10
        11/30/94           16,661.69          20339.59
        12/31/94           16,963.29          20787.26
        01/31/95           17,390.17          21381.36
        02/28/95           17,831.45          22003.13
        03/31/95           18,026.49          22255.95
        04/30/95           18,021.33          22282.21
        05/31/95           18,432.92          22993.24
        06/30/95           18,333.89          22792.05
        07/31/95           18,453.23          23008.12
        08/31/95           18,702.66          23299.86
        09/30/95           18,822.14          23447.35
        10/31/95           19,022.90          23788.27
        11/30/95           19,242.10          23941.00

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Advisor Intermediate Municipal Income Fund - Class A on November 30, 1985, and paid the current maximum 2.75% sales charge. As the chart shows, by November 30, 1995, the value of your investment would have grown to $19,242 - a 92.42% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,941 - a 139.41% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
The initial offering of Class A shares took place on September 10, 1992. Class A shares bear a .25% 12b-1 fee that is not reflected in returns prior to September 10, 1992. Returns prior to that date are those of Institutional Class, the original class of the fund. Had Class A's 12b-1 fee been reflected, prior returns would have been lower. If Fidelity had not reimbursed certain expenses during the periods shown, the total returns and dividends would have been lower.
TOTAL RETURN COMPONENTS

                              YEARS ENDED NOVEMBER 30,

                              1995                       1994     1993    1992    1991

Dividend return               5.06%                      4.18%    5.13%   6.37%   6.65%

Capital appreciation return   10.43%                     -9.96%   2.59%   2.59%   1.50%

Total return                  15.49%                     -5.78%   7.72%   8.96%   8.15%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested and exclude the effects of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED NOVEMBER 30, 1995     PAST          PAST 6         PAST 1
                                    MONTH         MONTHS         YEAR

Dividends per share                 3.87(cents)   22.04(cents)   45.09(cents)

Annualized dividend rate            4.56%         4.31%          4.50%

30-day annualized yield             3.92%         -              -

30-day annualized tax-equivalent    5.68%         -              -
yield

DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.32 over the past month, $10.20 over the past six months and $10.02 over the past year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you to compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's maximum 2.75% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 31% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable. Had Class A's prior 4.75% sales charge been reflected, the 30-day annualized yield and 30-day annualized tax-equivalent yield would have been 3.84% and 5.57%, respectively.
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance.
The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a .90% 12b-1/shareholder service fee. Prior to January 1, 1996, this fee was 1.00%, which is reflected in the returns on page 8 for periods after June 30, 1994. Returns between September 10, 1992 (the date Class A shares were first offered) and June 30, 1994 are those of Class A and reflect Class A's .25% 12b-1 fee. Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund. Had Class B's 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. If Fidelity had not reimbursed certain expenses during the periods shown, the total returns and dividends would have been lower. Effective January 1, 1996, Class B's contingent deferred sales charge is based on a declining scale that ranges from 3% to 1% on Class B shares redeemed within three years of purchase. This scale is revised from the previous scale of 4% to 1% on shares redeemed within five years of purchase. Class B's contingent deferred sales charges included in the past one, five and 10 years total return figures are 3%, 0% and 0%, respectively.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1995                   PAST 1   PAST 5   PAST 10
                                                  YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income - Class B   14.60%   36.54%   95.57%

Advisor Intermediate Municipal Income - Class B
 (incl. contingent deferred sales charge) 1       11.60%   36.54%   95.57%

Lehman Brothers Municipal Bond Index              18.90%   51.82%   139.41%

Average Intermediate Municipal Bond Fund          13.79%   42.48%   109.37%

Consumer Price Index                              2.47%    14.80%   40.92%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's return to those of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how Class B's performance stacked up against its peers, you can compare it to the average intermediate municipal bond fund, which reflects the performance of over 121 intermediate municipal bond funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. Comparing Class B's performance to the consumer price index (CPI) helps show how the class did compared to inflation. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED  NOVEMBER 30, 1995                  PAST 1   PAST 5   PAST 10
                                                  YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income - Class B   14.60%   6.43%    6.94%

Advisor Intermediate Municipal Income - Class B
 (incl. contingent deferred sales charge) 1       11.60%   6.43%    6.94%

Lehman Brothers Municipal Bond Index              18.90%   8.71%    9.12%

Average Intermediate Municipal Bond Fund          13.79%   7.33%    7.65%

Consumer Price Index                              2.47%    2.80%    3.49%

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' actual (or cumulative) return and show you what would have happened if Class B shares had performed at a constant rate each year.

1 HAD CLASS B'S CONTINGENT DEFERRED SALES CHARGE SCALE PRIOR TO JANUARY 1, 1996 BEEN REFLECTED, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE PAST ONE, FIVE, AND 10 YEARS WOULD HAVE BEEN 10.60% AND 10.60%, 35.56% AND 6.27%, AND 95.57% AND 6.94%, RESPECTIVELY.
$10,000 OVER 10 YEARS
                Fidelity Advisor LimLB Municipal Bond
       11/30/85            10000.00         10000.00
       12/31/85            10025.63         10087.90
       01/31/86            10385.98         10682.08
       02/28/86            10560.69         11105.73
       03/31/86            10626.62         11109.28
       04/30/86            10673.19         11117.73
       05/31/86            10578.23         10936.73
       06/30/86            10684.80         11041.07
       07/31/86            10711.98         11108.08
       08/31/86            11065.54         11605.39
       09/30/86            11112.16         11634.52
       10/31/86            11343.27         11835.45
       11/30/86            11438.97         12069.91
       12/31/86            11400.57         12036.60
       01/31/87            11604.10         12399.02
       02/28/87            11734.42         12460.02
       03/31/87            11673.10         12327.95
       04/30/87            11196.21         11709.33
       05/31/87            11189.23         11651.25
       06/30/87            11398.18         11993.33
       07/31/87            11531.87         12115.67
       08/31/87            11556.67         12142.93
       09/30/87            11187.90         11695.22
       10/31/87            11291.75         11736.62
       11/30/87            11550.45         12043.06
       12/31/87            11665.78         12217.81
       01/31/88            12084.11         12653.00
       02/29/88            12133.40         12786.75
       03/31/88            11956.01         12637.78
       04/30/88            12016.11         12733.83
       05/31/88            12054.13         12697.03
       06/30/88            12138.87         12882.78
       07/31/88            12202.02         12966.78
       08/31/88            12207.87         12978.19
       09/30/88            12341.82         13213.10
       10/31/88            12488.64         13446.31
       11/30/88            12448.01         13323.14
       12/31/88            12526.56         13459.43
       01/31/89            12653.33         13737.78
       02/28/89            12577.76         13581.03
       03/31/89            12537.87         13548.57
       04/30/89            12715.08         13870.21
       05/31/89            12904.96         14158.30
       06/30/89            13046.59         14350.57
       07/31/89            13176.79         14545.88
       08/31/89            13134.11         14403.47
       09/30/89            13131.50         14360.55
       10/31/89            13236.82         14536.18
       11/30/89            13381.64         14790.56
       12/31/89            13502.26         14911.55
       01/31/90            13458.22         14841.02
       02/28/90            13577.73         14973.85
       03/31/90            13600.86         14978.34
       04/30/90            13461.00         14869.89
       05/31/90            13706.42         15194.50
       06/30/90            13819.90         15328.06
       07/31/90            13986.68         15554.15
       08/31/90            13905.36         15328.31
       09/30/90            13942.60         15337.04
       10/31/90            14098.52         15615.26
       11/30/90            14323.46         15929.28
       12/31/90            14362.12         15998.57
       01/31/91            14522.49         16213.27
       02/28/91            14654.71         16354.33
       03/31/91            14664.55         16360.22
       04/30/91            14797.49         16578.63
       05/31/91            14916.03         16726.01
       06/30/91            14925.10         16709.45
       07/31/91            15074.59         16912.97
       08/31/91            15195.05         17135.72
       09/30/91            15288.18         17358.82
       10/31/91            15452.35         17515.05
       11/30/91            15491.30         17563.92
       12/31/91            15747.28         17940.84
       01/31/92            15857.29         17981.75
       02/29/92            15875.48         17987.50
       03/31/92            15814.77         17994.16
       04/30/92            15925.39         18154.30
       05/31/92            16100.06         18367.98
       06/30/92            16311.36         18676.19
       07/31/92            16662.65         19236.11
       08/31/92            16539.45         19048.55
       09/30/92            16695.80         19173.13
       10/31/92            16577.01         18984.66
       11/30/92            16879.91         19324.68
       12/31/92            16900.29         19521.98
       01/31/93            17092.46         19749.02
       02/28/93            17567.02         20463.34
       03/31/93            17392.77         20247.05
       04/30/93            17515.10         20451.34
       05/31/93            17588.81         20566.27
       06/30/93            17774.20         20909.53
       07/31/93            17794.39         20936.92
       08/31/93            18121.79         21372.82
       09/30/93            18309.26         21616.26
       10/31/93            18326.45         21657.98
       11/30/93            18183.58         21467.17
       12/31/93            18494.28         21920.35
       01/31/94            18665.86         22170.68
       02/28/94            18199.79         21596.45
       03/31/94            17488.71         20717.05
       04/30/94            17643.51         20892.73
       05/31/94            17801.42         21073.87
       06/30/94            17673.49         20945.11
       07/31/94            17902.10         21329.03
       08/31/94            17954.00         21402.83
       09/30/94            17722.53         21088.64
       10/31/94            17459.05         20714.10
       11/30/94            17065.65         20339.59
       12/31/94            17363.33         20787.26
       01/31/95            17787.16         21381.36
       02/28/95            18227.73         22003.13
       03/31/95            18415.27         22255.95
       04/30/95            18398.13         22282.21
       05/31/95            18806.08         22993.24
       06/30/95            18693.04         22792.05
       07/31/95            18820.96         23008.12
       08/31/95            19044.64         23299.86
       09/30/95            19155.08         23447.35
       10/31/95            19347.24         23788.27
       11/30/95            19557.13         23941.00

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Advisor Intermediate Municipal Income Fund - Class B on November 30, 1985. As the chart shows, by November 30, 1995, the value of your investment would have grown to $19,557 - a 95.57% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $23,941 - a 139.41% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                              YEARS ENDED NOVEMBER 30,

                              1995                       1994     1993    1992    1991

Dividend return               4.17%                      3.81%    5.13%   6.37%   6.65%

Capital appreciation return   10.43%                     -9.96%   2.59%   2.59%   1.50%

Total return                  14.60%                     -6.15%   7.72%   8.96%   8.15%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested and exclude the effects of sales charges.
DIVIDENDS AND YIELD

PERIOD ENDED NOVEMBER 30, 1995           PAST          PAST 6         LIFE OF
                                         MONTH         MONTHS         CLASS

Dividends per share                      3.17(cents)   18.15(cents)   37.31(cents)

Annualized dividend rate                 3.74%         3.55%          3.72%

30-day annualized yield                  3.22%         -              -

30-day annualized tax-equivalent yield   4.67%         -              -


DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.32 over the past month, $10.20 over the past six months, and $10.02 over the year, you can compare the Class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 31% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of 1994,
the municipal bond market posted
strong returns for the 12 months
ended November 30, 1995. For
the period, the Lehman Brothers
Municipal Bond Index - a broad
measure of the tax-free market -
had a total return of 18.90%. By
comparison, the Lehman Brothers
Aggregate Bond Index - a proxy
for investment-grade taxable
bonds - had a total return of
17.64%. While the bankruptcy
of Orange County, California,
in December 1994 caused some
concern among investors, tax-free
bonds managed to surge ahead of
their taxable counterparts in the
first quarter of 1995 on signs of a
slowing economy and tamer
inflation expectations. By spring,
however, the muni bond market
began to underperform U.S.
Treasury securities when
Congress began consideration of
tax-code changes, some of which
threatened the tax-exempt status
of municipal securities. This threat
of tax reform dampened
enthusiasm in the municipal bond
market, stalling the rally and
helping shorter maturity bonds to
outperform their longer
counterparts throughout the
spring and summer months. By
early fall, historically attractive
valuations relative to Treasuries,
weakening new issuance, and
stronger demand from insurance
companies and retail buyers
helped tax-free bonds rebound.
An interview with David Murphy, Portfolio Manager of Fidelity Advisor Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, DAVID?
A. For the 12 months ended November 30, 1995, the fund's Class A and B shares returned 15.49% and 14.60%, respectively. The average intermediate municipal bond fund, as tracked by Lipper Analytical Services, returned 13.79% for the period. Also, for comparative purposes, the Lehman Brothers Municipal Bond Index returned 18.90%.
Q. MUNICIPAL BONDS, LIKE OTHER TYPES OF BONDS, HAVE PERFORMED WELL THIS YEAR COMPARED TO 1994. WAS THE FUND ABLE TO BENEFIT FROM THE COMEBACK IN MUNIS?
A. To some extent, yes. The municipal bond market had a very strong first quarter of 1995 despite problems such as the bankruptcy of Orange County, California, in December 1994. On the other hand, in the spring and summer, the market underperformed taxable bonds as the various tax reform proposals in Washington - including the flat tax - posed a threat to municipals federally tax-free status. This slowed the flow of cash into municipal bond mutual funds - a major player in the $1.2 trillion municipal bond market. Now, municipals seem to be moving back up again, helped in part by an almost 12% decrease in issuance from 1994 levels. Also, in the second half of 1995, we saw a lot of interest from large institutional investors such as insurance companies because of attractive spreads to taxable bonds.
Q. WHAT WERE SOME OF YOUR STRATEGIES THAT HELPED THE FUND'S PERFORMANCE?
A. I think the major factor was the fund's barbelled coupon structure - or its emphasis on premium and discount-coupon bonds, rather than par (face value) bonds. First, I bought more non-callable intermediate premium-coupon bonds. Because they are non-callable, these premium-coupon bonds - which pay higher annual income than newly issued bonds - offer price appreciation potential should the municipal market continue to rally, as well as downside protection should the market fall. Also, I will not be forced to reinvest at lower rates if a bond is called - or paid back earlier than expected. Secondly, I continued to hold bonds that were trading at a discount to face value. This is because discount bonds appreciate rapidly in price in a market rally.
Q. IN JUNE, SHAREHOLDERS VOTED TO ALLOW YOU TO INVEST A PORTION OF THE FUND'S ASSETS IN MUNICIPAL BONDS RATED BBB BY STANDARD & POORS, A WELL-KNOWN CREDIT-RATING SERVICE. HOW DID THIS CHANGE THE PORTFOLIO?
A. One major effect was that I was able to increase the fund's exposure to bonds issued by New York municipalities. Because New York State and City carry low ratings, it was difficult to find New York bonds for the fund even though the state is the country's largest issuer of municipal debt. I believe, because of its low credit rating, many New York bonds have become cheap relative to higher-quality bonds. The fund's New York holdings now stand at 5.7% - up from 3.5% a year ago - and consist mainly of state appropriated debt - which is paid by annual monetary commitments from the state Legislature - as well as New York City general obligation bonds.
Q. WERE THERE ANY CHANGES RESULTING FROM THE DECEMBER 1995 MEETING OF THE TRUSTEES?
A. The fund is now free to maintain an average maturity of three to 10 years. Additionally, the fund is now free to buy any amount of bonds subject to the alternative minimum tax (AMT). This allows me to invest in sectors of the municipal bond market that are dominated by AMT bonds such as student loans, airports and port facilities.
Q. HAVE YOU CHANGED ANY OF THE FUND'S ALLOCATIONS IN OTHER STATES?
A. I've added to the fund's position in Texas because of its improving fiscal situation. I've also kept a large percentage of the fund's holdings in California, the country's second largest municipal issuer. The situation in Orange County took a great toll on a state that had already weathered a plummeting real estate market and cutbacks in federal defense spending. I believe, however, there are some reasons investors can be optimistic about California. For example, the state is currently finding that tax receipts are greater than anticipated earlier this year. Further, it is clear the entertainment and technology businesses have supplanted defense as the state's major growth areas.
Q. WHY DOES THE FUND HAVE A LARGE POSITION IN THE ELECTRIC UTILITY SECTOR WHEN THERE IS SO MUCH UNCERTAINTY BECAUSE OF POSSIBLE DEREGULATION?
A. Much of the fund's utility position was related to bonds from the Washington Public Power Supply System, or WPPSS, which are backed by Bonneville Power Administration (BPA), a federal agency. Despite the issuer's notoriety as a result of a 1983 default on bonds supporting a project unrelated to the fund's interests, these holdings have performed well and I consider them undervalued in the marketplace. In some recent good news for the issuer, BPA has signed five-year contracts with nine large industrial customers. The government capped BPA's expenditures on protection of the state's salmon stock.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Any disappointments I had were limited to small positions the fund had in certain areas of the market. For example, housing bonds underperformed this year as they normally do in up markets. Also, hospital bonds have underperformed because of uncertainties regarding federal Medicare/Medicaid reform.
Q. WHAT'S YOUR OUTLOOK?
A. Shareholders should also keep in mind that, unlike in the past, 75% of the municipal bond market is controlled by individuals and mutual funds. With demand so dependent on individual buying, there is the possibility that any future volatility caused by tax-reform talk could be more pronounced.
FUND FACTS
GOAL: to seek the highest
level of income exempt from
federal income taxes
consistent with the
preservation of capital
START DATE: September 19,
1985
SIZE: as of November 30,
1995, more than $80 million
MANAGER: David Murphy,
since March 27, 1995; joined
Fidelity in 1989
(checkmark)
DAVID MURPHY ON TAX-EXEMPT
STUDENT LOAN BONDS:
"One area of the municipal
bond market I've
concentrated on that
shareholders should know
about is tax-exempt student
loan bonds. These
high-quality bonds often trade
at yields higher than many
other municipal bonds
because of their prepayment
risk. Like mortgage-backed
securities, as interest rates
fall, investors fear the loans
backing these bonds will be
paid off early and, therefore,
force them to reinvest at lower
interest rates. In my opinion,
the chances of significant
prepayments are reduced by
the difficulty of refinancing
student loans at attractive
rates. With the assistance of
Fidelity's in-house research
staff, I can create
mathematical models that will
help us pick the best bonds
given factors like interest
rates and the life of the bond
in question."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP FIVE STATES AS OF NOVEMBER 30, 1995
                % OF FUND'S   % OF FUND'S
                INVESTMENTS   INVESTMENTS
                              6 MONTHS AGO

California      11.8          13.3

Texas           10.1          7.4

Florida         6.6           4.6

Louisiana       6.2           7.1

Massachusetts   5.8           9.6

TOP FIVE SECTORS AS OF NOVEMBER 30, 1995
                     % OF FUND'S   % OF FUND'S
                     INVESTMENTS   INVESTMENTS
                                   6 MONTHS AGO

General Obligation   21.7          18.3

Education            18.8          17.7

Electric Revenue     11.4          11.5

Health Care          9.3           14.7

Transportation       8.9           6.6

AVERAGE YEARS TO MATURITY AS OF NOVEMBER 30, 1995
              6 MONTHS AGO

Years   8.6   8.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF NOVEMBER 30, 1995
               6 MONTHS AGO

Years    6.2    6.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION AS OF NOVEMBER 30, 1995
AS OF NOVEMBER 30, 1995 AS OF MAY 31, 1995
Row: 1, Col: 1, Value: 8.300000000000001
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 21.0
Row: 1, Col: 4, Value: 10.5
Row: 1, Col: 5, Value: 30.9
Row: 1, Col: 6, Value: 20.0
Row: 1, Col: 1, Value: 11.7
Row: 1, Col: 2, Value: 25.1
Row: 1, Col: 3, Value: 13.1
Row: 1, Col: 4, Value: 20.1
Row: 1, Col: 5, Value: 30.0
Aaa 50.9%
Aa 10.5%
A 21.0%
Baa 5.2%
Short-term
investments 8.3%
Aaa 50.1%
Aa 13.1%
A 25.1%
Baa 0.0%
Short-term
investments 11.7%
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. INVESTMENTS NOVEMBER 30, 1995

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 91.7%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ALASKA - 2.5%
North Slope Borough Series B, 0% 1/1/03, (MBIA Insured) $ 3,000,000 $
2,133,750
ARIZONA - 4.5%
Central Wtr. Conservation Dist. Contract Rev. (Spl. Term)
6% 11/1/00  1,500,000  1,620,000
Maricopa County Ind. Dev. Auth. Hosp. Facs. Rev. Rfdg.
(Samaritan Health Scvs.) Series B, 6.90% 12/1/99,
(MBIA Insured)  1,000,000  1,096,250
Maricopa County Unified School Dist. #41 Rfdg. (Gilbert)
0% 1/1/07, (FGIC Insured)  2,000,000  1,145,000
  3,861,250
CALIFORNIA - 11.8%
California Pub. Wks. Board Lease Rev.:
(California Univ. Proj.) Series A, 5.50% 6/1/10  1,000,000  1,000,000
 (Dept. Correction State Prisons, Madera) Series E,
 6% 6/1/07  1,000,000  1,068,750
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg. (Wtr. Sys.
Impt. Prog.) Series A, 7.25% 8/1/08, (MBIA Insured)  500,000  602,500
Chino Basin Reg'l Fing. Auth. Rev. Rfdg. (Muni.Wtr. &
Swr. Proj.) 7% 8/15/08, (AMBAC Insured)  1,000,000  1,181,250
La Quinta Redev. Agcy. Rfdg. (Tax Allocation Proj. Area #1)
7.30% 9/1/05, (MBIA Insured)  460,000  552,575
 7.30% 9/1/09, (MBIA Insured)  750,000  908,434
Long Beach Harbor Rev. 9% 5/15/02, (MBIA Insured) (c)  1,000,000  1,236,250
Los Angeles County Ctfs. of Prtn. (Disney Parking Project)
0% 9/1/04  970,000  579,575
Rosemead Redev. Agcy. Sub. Lien Tax Allocation Proj. (Area 1)
0% 10/1/02 (Escrowed to Maturity)  1,450,000  1,054,875
Sacramento Muni. Util. Dev. Index Inflows
1.76% 11/15/08, (FGIC Insured) (f)  1,000,000  893,750
West Covina Ctfs. of Prtn. (Queen of the Valley Hospital)
6.50% 8/15/09  1,000,000  1,046,250
  10,124,209
COLORADO - 2.6%
Adams County Single Family Mtg. Rev. Rfdg. Series A-2,
8.70% 6/1/12, (FSA Insured)  1,000,000  1,101,250
Colorado Univ. Hosp. Auth. Hosp. Rev. Series A,
5.80% 11/15/03, (AMBAC Insured)  1,000,000  1,085,000
  2,186,250
CONNECTICUT - 1.3%
Connecticut Gen. Oblig. Series C, 6.75% 5/1/03  1,000,000  1,142,500
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FLORIDA - 4.7%
Broward County Resources Recovery Rev. (SES Broward Co.
LP South Proj.) 7.95% 12/1/08 $ 250,000 $ 280,000
Dade County Wtr. & Swr. Sys. Rev. 6.25% 10/1/10,
(FGIC Insured)  1,500,000  1,655,625
Jacksonville Port Auth. Rev. 5.75% 11/1/09 (b)(c)  500,000  498,750
Lakeland Elec. & Wtr. Rev. Rfdg Jr. Sub Lien
6.25% 10/1/03, (FGIC Insured) (b)  470,000  512,300
Palm Beach County Solid Waste Auth. Rev. Series 1984,
7.75% 7/1/98, (BIG & MBIA Insured)  1,000,000  1,083,750
  4,030,425
GEORGIA - 5.1%
Atlanta Arpt. Facs. Rev. 6.30% 1/1/07, (AMBAC Insured)  500,000  500,825
Georgia Gen. Oblig. Series D, 6.80% 8/1/03  1,000,000  1,156,250
Metropolitan Atlanta Rapid Trans. Auth. Sales Tax Rev. Rfdg.
Series P, 6% 7/1/04, (AMBAC Insured)  2,000,000  2,180,000
Monroe County Dev. Auth. Poll. Cont. Rev. Rfdg.
(Oglethorpe Pwr. Scherer) Series A, 6.60% 1/1/07  500,000  561,875
  4,398,950
ILLINOIS - 1.5%
Chicago Single Family Mtg. Rev. (Cap. Appreciation)
Series A, 0% 12/1/16, (FGIC Insured)  1,415,000  189,256
Illinois Health Facs. Auth. Rev. Rfdg. (Felician Health Care, Inc.)
Series A, 6.85% 1/1/00, (AMBAC Insured)  1,000,000  1,092,500
  1,281,756
INDIANA - 1.5%
Indianapolis Resource Rec. Rev. Rfdg. (Ogden Martin
Sys., Inc. Proj.) 6.50% 12/1/03, (AMBAC Insured) (b)  1,240,000  1,317,500
IOWA - 1.2%
Iowa Student Loan Liquidity Corp. Student Loan Rev.
Series A, 6.35% 3/1/01  1,000,000  1,062,500
LOUISIANA - 6.2%
Louisiana Gen. Oblig. Series A, 6.75% 5/15/04,
(MBIA Insured)  1,000,000  1,146,250
Louisiana Pub. Facs. Auth. Rev. Student Loan Sr.
Series A-1, 6.20% 3/01/01  2,600,000  2,759,250
New Orleans Rfdg. 6.50% 10/1/03, (AMBAC Insured)  1,250,000  1,404,688
  5,310,188
MARYLAND - 0.7%
Northeast Waste Disp. Auth. Resources Recovery
Rev. Rfdg. (Southwest Resources Recovery Fac.)
7% 1/1/01, (MBIA Insured)  500,000  560,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MASSACHUSETTS - 5.8%
Massachusetts Gen. Oblig. Cons. Loan Series A,
5% 1/1/12 $ 1,000,000 $ 955,000
Massachusetts Ind. Fin. Agcy. Rev. (Cap. Appreciation)
(Massachusetts Biomedical Research) Series A-1,:
0% 8/1/00  1,100,000  891,000
 0% 8/1/02  1,600,000  1,162,000
New England Ed. Loan Marketing Corp. Rev. Rfdg.
(Massachussets Student Loan) Series B, 5.40% 6/1/00  1,950,000  2,003,625
  5,011,625
MINNESOTA - 0.2%
Minnesota Higher Ed. Facs. (Macalester College)
5.50% 3/1/12  200,000  200,750
MISSISSIPPI - 1.3%
Jackson Pub. School Dist. Rfdg. 6% 4/1/07, (FGIC Insured)  1,000,000
1,083,750
MULTIPLE STATES - 1.3%
New England Ed. Loan Marketing Corp. Student Loan
Rev. Rfdg. Sr. Issue Series A, 6.50% 9/1/02  1,000,000  1,080,000
NEW JERSEY - 1.4%
New Jersey Economic Dev. Auth. (Market Transition Fac.)
Rev. Sr. Lien Series A, 7% 7/1/04, (MBIA Insured)  1,000,000  1,166,250
NEW MEXICO - 4.4%
Albuquerque Arpt. Rev. Rfdg.
6.75% 7/1/09, (AMBAC Insured) (b)(c)  450,000  489,938
New Mexico Edl. Assistance Foundation Student Loan Rev. Sr.
Series IV-A2, 6.65% 3/1/07 (c)  2,500,000  2,684,375
Rio Rancho Wtr. & Waste Sys. Rev. Series A,
8% 5/15/04, (FSA Insured)  500,000  612,500
  3,786,813
NEW YORK - 5.7%
Metropolitan Trans. Auth. Svc. Contract Rfdg.
(Transit Facs.) Series 5, 6.90% 7/1/05  1,000,000  1,083,750
New York City Gen. Oblig. 8.25% 6/1/07  1,000,000  1,188,750
New York State Dorm. Auth. Rev. Rfdg. (State Univ. Edl. Facs.)
Series A, 6.50% 5/15/04  500,000  542,500
New York State Local Govt. Assistance Corp.
Series A, 0% 4/1/08  1,000,000  523,750
New York State Tpk. Auth. Hwy. & Bridge
5% 4/1/97  500,000  506,250
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A, 6.40% 1/1/04  1,000,000  1,075,000
  4,920,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NORTH CAROLINA - 0.6%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys.
Rev. 4.25% 1/1/00, (AMBAC Insured) $ 500,000 $ 498,125
OHIO - 3.5%
Dayton Apt. 5.35% 12/1/09, (AMBAC Insured)  1,370,000  1,395,688
Ohio State Bldg. Auth. (Adult Correctional Facs.)
Series A, 5.95% 10/1/14, (MBIA Insured)  1,500,000  1,563,750
  2,959,438
OKLAHOMA - 1.9%
Grand River Dam Auth. Rev. Rfdg. 5.75% 6/1/06  1,500,000  1,605,000
PENNSYLVANIA - 2.9%
Pennsylvania Higher Edl. Facs. Auth. College & Univ.
Rev. Rfdg. (RIDC Reg. Growth - Carnegie-Mellon
Univ. Proj.) 6% 11/1/04  1,270,000  1,404,938
Pennsylvania Hsg. Fin. Agcy. Rfdg. (Residential Dev. Section 8)
Series A, 7% 7/1/01  1,000,000  1,067,500
  2,472,438
RHODE ISLAND - 1.2%
Rhode Island Student Loan Auth. Student Loan
Rev. Rfdg. Series A, 6.55% 12/1/00  1,000,000  1,061,250
SOUTH CAROLINA - 2.8%
South Carolina Edl. Assistance Auth. Rev. Rfdg.
Student Loan:
 Sr. Lien A-2, 5.40% 9/1/02  1,350,000  1,368,563
  Sub Lien Series B, 5.70% 9/1/05 (c)  1,000,000  1,026,250
  2,394,813
TEXAS - 8.5%
Alief Independent School Dist. Gen. Oblig. Rfdg.
5.25% 2/15/11  255,000  254,363
Austin Arpt. Sys. Rev. 6.20% 11/15/15, (MBIA Insured) (c)  1,000,000
1,041,250
Austin Util. Sys. Rev. Rfdg. Series A,
6% 11/15/06, (MBIA Insured)  1,000,000  1,105,000
North East Independent School Dist. Rfdg.
Series D, 0% 2/1/00  4,565,000  3,783,244
Port Arthur Hsg. Fin. Corp. Single Family Mtg.
Rev. Rfdg. 8.70% 3/1/12  595,000  650,038
Texas A & M Univ. Permanent Univ. Fund 5.40% 7/1/03 (b)  400,000  419,500
  7,253,395
UTAH - 2.6%
Intermountain Pwr. Agcy. Pwr. Supply:
Rev. Series A, 0% 7/1/06, (MBIA Insured)  2,860,000  1,676,675
 Sys. Rev. Rfdg. Series B, 6.50% 7/1/04, (MBIA Insured) (b)  500,000
550,000
  2,226,675
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
WASHINGTON - 4.0%
Port Longview Ind. Dev. Corp. Solid Waste Disp. Rev.
(Weyerhaeuser Co. Proj.) 6.875% 10/1/08 (c) $ 600,000 $ 677,250
Washington Motor Vehicle Fuel Tax Gen. Oblig. Series B,
6.50% 9/1/03 (d)  335,000  376,875
Washington Pub. Pwr. Supply Sys.:
(Nuclear Proj. #2) Rev. 5.40% 7/1/12 (e)  2,000,000  1,912,500
 (Nuclear Proj. #3) Rev. Rfdg. Series C, 5.10% 7/1/07  500,000  485,000
  3,451,625
TOTAL MUNICIPAL BONDS
(Cost $75,716,167)   78,581,225
MUNICIPAL NOTES (A) - 8.3%
FLORIDA - 1.9%
Dade County Health Facs. Auth. Hosp. Rev.
(Miami Childrens Hosp. Proj.) Series 1990,
4%, LOC Barnett Bank, VRDN  1,600,000  1,600,000
OHIO - 1.7%
Ohio State Univ. Rev. (Gen. Receipts) Series 1986-B,
3.80%, BPA Fuji Bank, VRDN  1,500,000  1,500,000
PENNSYLVANIA - 0.5%
Schuylkill County Ind. Dev. Auth. Resources Recovery Rev.
(Westwood Energy Prop.) Series 1985,
4%, LOC Fuji Bank, VRDN  400,000  400,000
TEXAS - 1.6%
Texas Gen. Oblig. TRAN Series 1995 A, 4.75%, 8/30/96  1,400,000  1,413,524
WYOMING - 2.6%
Lincoln County Rev. (Exxon Corp.) Series 1987-C,
3.90%, VRDN (c)  1,000,000  1,000,000
Platte County Poll. Cont. Rev. Rfdg. Series 1984-B,
3.90%, LOC Society Generale France, VRDN  1,200,000  1,200,000
  2,200,000
TOTAL MUNICIPAL NOTES
(Cost $7,107,035)   7,113,524
TOTAL INVESTMENTS IN SECURITIES - 100%
(Cost $82,823,202)  $ 85,694,749
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
20 U.S. Treasury Bond Futures Contracts   Dec. 1995 $ 2,388,125 $ (45,806)
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.8%
SECURITY TYPE ABBREVIATIONS
TRAN - Tax and Revenue
  Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
3. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
4. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $84,375.
5. Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
6. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 82.4% AAA, AA, A 76.1%
Baa 5.2% BBB  4.5%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Education  18.8%
Electric Revenue   11.4
General Obligation  21.7
Others (individually less than 10%)  48.1
TOTAL  100.0%
INCOME TAX INFORMATION
At November 30, 1995, the aggregate cost of investment securities for income tax purposes was $82,823,202. Net unrealized appreciation aggregated $2,871,547, of which $3,120,507 related to appreciated investment securities and $248,960 related to depreciated investment securities.
At November 30, 1995, the fund had a capital loss carryforward of approximately $1,069,000 of which $627,000 and $442,000 will expire on November 30, 2002 and 2003, respectively.
At November 30, 1995, the fund was required to defer $465,504 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 NOVEMBER 30, 1995

ASSETS

Investment in securities, at value (cost $82,823,202) -                 $ 85,694,749
See accompanying schedule

Interest receivable                                                      1,087,070

 TOTAL ASSETS                                                            86,781,819

LIABILITIES

Payable to custodian bank                                  $ 395,990

Payable for investments purchased                           2,271,738
Regular delivery

 Delayed delivery                                           3,682,543

Payable for fund shares redeemed                            3,116

Distributions payable                                       161,408

Accrued management fee                                      20,638

Distribution fees payable                                   17,821

Payable for daily variation on futures contracts            18,125

Other payables and accrued expenses                         46,975

 TOTAL LIABILITIES                                                       6,618,354

NET ASSETS                                                              $ 80,163,465

Net Assets consist of:

Paid in capital                                                         $ 78,826,587

Accumulated undistributed net realized gain (loss)                       (1,488,863)
on investments

Net unrealized appreciation (depreciation) on                            2,825,741
investments

NET ASSETS                                                              $ 80,163,465

CALCULATION OF MAXIMUM OFFERING PRICE                                    $10.38
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($62,851,998 (divided by) 6,057,705 shares)

Maximum offering price per share (100/95.25 of $10.38)                   $10.90

CLASS B:                                                                 $10.38
NET ASSET VALUE and offering price per share
 ($6,226,009 (divided by) 600,051 shares) A

INSTITUTIONAL CLASS:                                                     $10.36
NET ASSET VALUE, offering price and redemption price per
 share ($11,085,458 (divided by) 1,069,650 shares)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

 YEAR ENDED NOVEMBER 30, 1995

INTEREST INCOME                                                         $ 4,013,689


EXPENSES

Management fee                                             $ 292,469

Transfer agent fees                                         113,130
Class A

 Class B                                                    7,434

 Institutional Class                                        16,172

Distribution fees                                           145,023
Class A

 Class B                                                    38,212

Accounting fees and expenses                                48,976

Non-interested trustees' compensation                       507

Custodian fees and expenses                                 8,509

Registration fees                                           21,829
Class A

 Class B                                                    46,480

 Institutional Class                                        16,408

Audit                                                       38,164

Legal                                                       5,463

Reports to shareholders                                     29,199

Miscellaneous                                               472

 Total expenses before reductions                           828,447

 Expense reductions                                         (141,525)    686,922

NET INTEREST INCOME                                                      3,326,767

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (203,253)

 Futures contracts                                          (541,103)    (744,356)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      7,867,124

 Futures contracts                                          25,336       7,892,460

NET GAIN (LOSS)                                                          7,148,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 10,474,871
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED     YEAR ENDED
                                                         NOVEMBER 30,   NOVEMBER 30,
                                                         1995           1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 3,326,767    $ 3,176,192
Net interest income

 Net realized gain (loss)                                 (744,356)      (535,456)

 Change in net unrealized appreciation (depreciation)     7,892,460      (6,988,987)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          10,474,871     (4,348,251)
FROM OPERATIONS

Distributions to shareholders                             (2,650,307)    (2,491,384)
From net interest income
 Class A

  Class B                                                 (141,667)      (14,383)

  Institutional Class                                     (534,793)      (670,425)

 From net realized gain                                   -              (16,666)
 Class A

  Institutional Class                                     -              (6,213)

 In excess of net realized gain                           -              (61,420)
 Class A

  Institutional Class                                     -              (22,896)

 TOTAL DISTRIBUTIONS                                      (3,326,767)    (3,283,387)

Share transactions - net increase (decrease)              2,248,880      23,521,917

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 9,396,984      15,890,279

NET ASSETS

 Beginning of period                                      70,766,481     54,876,202

 End of period                                           $ 80,163,465   $ 70,766,481


FINANCIAL HIGHLIGHTS - CLASS A

                                            YEARS ENDED NOVEMBER 30,

                                            1995                       1994 E     1993       1992 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period        $ 9.400                    $ 10.460   $ 11.080   $ 11.010

Income from Investment Operations

 Net investment income                       .451                       .455       .508       .131

 Net realized and unrealized gain (loss)     .980                       (1.040)    .260       .070

 Total from investment operations            1.431                      (.585)     .768       .201

Less Distributions

 From net investment income                  (.451)                     (.455)     (.508)     (.131)

 From net realized gain                      -                          -          (.880)     -

 In excess of net realized gain              -                          (.020)     -          -

 Total distributions                         (.451)                     (.475)     (1.388)    (.131)

Net asset value, end of period              $ 10.380                   $ 9.400    $ 10.460   $ 11.080

TOTAL RETURN B, C                            15.49%                     (5.78)%    7.72%      1.37%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $ 62,852                   $ 57,382   $ 39,800   $ 1,752

Ratio of expenses to average net assets      .94% F                     .90% F     .90% F     1.04% A
                                                                                             , F

Ratio of net investment income to            4.56%                      4.49%      4.76%      5.65%
average net assets                                                                           A

Portfolio turnover                           53%                        53%        46%        36%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD SEPTEMBER 10, 1992 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1992.
E EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - CLASS B
      YEARS ENDED NOVEMBER 30,

                                                        1995       1994 D



SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 9.400    $ 9.890

Income from Investment Operations

 Net investment income                                   .373       .155

 Net realized and unrealized gain (loss)                 .980       (.490)

 Total from investment operations                        1.353      (.335)

Less Distributions

 From net investment income                              (.373)     (.155)

Net asset value, end of period                          $ 10.380   $ 9.400

TOTAL RETURN B, C                                        14.60%     (3.44)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 6,226    $ 1,682

Ratio of expenses to average net assets                  1.68% E    1.65% A
                                                                   , E

Ratio of net investment income to average net assets     3.71%      3.74% A

Portfolio turnover                                       53%        53%

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1994.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                  YEARS ENDED NOVEMBER 30,

                                  1995                       1994 C     1993       1992       1991



SELECTED PER-SHARE DATA

Net asset value, beginning        $ 9.410                    $ 10.460   $ 11.080   $ 10.800   $ 10.640
of period

Income from Investment
Operations

 Net investment income             .477                       .481       .536       .666       .682

 Net realized and unrealized       .950                       (1.030)    .260       .280       .160
 gain (loss)

 Total from investment             1.427                      (.549)     .796       .946       .842
 operations

Less Distributions

 From net investment income        (.477)                     (.481)     (.536)     (.666)     (.682)

 From net realized gain            -                          -          (.880)     -          -

 In excess of net realized         -                          (.020)     -          -          -
gain

 Total distributions               (.477)                     (.501)     (1.416)    (.666)     (.682)

Net asset value, end of period    $ 10.360                   $ 9.410    $ 10.460   $ 11.080   $ 10.800

TOTAL RETURN A                     15.44%                     (5.43)%    8.01%      9.01%      8.15%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 11,085                   $ 11,702   $ 15,076   $ 28,428   $ 100,294
(000 omitted)

Ratio of expenses to average       .70%                       .65%       .65%       .66%       .61%
net assets                        B                          B          B          B

Ratio of net investment income     4.96%                      4.75%      5.01%      6.05%      6.40%
to average net assets

Portfolio turnover                 53%                        53%        46%        36%        20%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees approved a change in the fund's name from Fidelity Advisor Limited Term Tax-Exempt Fund to Fidelity Advisor Intermediate Municipal Income Fund. Fidelity Advisor Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series VI (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class B, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter
M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTION AND SERVICE PLAN - CONTINUED
and options transactions, market discount, capital loss carryforwards and losses deferred due to futures and options.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $42,801,247 and $36,006,555, respectively.
3. PURCHASES AND SALES
OF INVESTMENTS - CONTINUED
The market value of futures contracts opened and closed during the period amounted to $39,286,594 and $42,116,139, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.
The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .40% of average net assets.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996 FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan")and Institutional Class shares (collectively reffered to as the "Plans"). Under the Class A Plan and Class B Plan, the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on annual rates of .25% and 1.00% (of which
 .75% represents a distribution fee and .25% represents a shareholder service fee) of the average net assets of the Class A and Class B shares, respectively. Effective January 1, 1996, the Board of Trustees approved a revised Class B distribution plan. Under the revised plan, the fee is based on an annual rate of .90% (of which .65% represents a distribution fee and
 .25% represents a shareholder service fee) of the average net assets of the Class B shares. For the period, the fund paid FDC $145,023 and $38,212 under the Class A Plan and Class B Plan, respectively, of which $143,424 and $9,498 were paid to securities dealers, banks and other financial institutions for the distribution of Class A and Class B shares, respectively, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A, Class B, and Institutional Class shares. The Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $375,591 on sales of Class A shares of the fund, of which $234,159 was paid to securities dealers, banks, and other financial institutions. FDC also receives the proceeds of a contingent deferred sales charge levied on Class B share redemptions occurring within five years of purchase. The charge is based on declining rates which range from 4% to 1% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. For the period, FDC received contingent deferred sales charges of $1,449 on Class B share redemptions from the fund. When Class B shares are sold, FDC pays commissions from its own resources to dealers through which the sales are made.
Effective January 1, 1996, the Board of Trustees approved revised Class A and Class B sales charges. Under the revised arrangements, FDC receives a front-end sales charge of up to 2.75% for selling Class A shares of the fund, and receives the proceeds of a contingent deferred sales charge levied on Class B shares reedemed within three years of purchase. The contingent deferred sales charge is based on a declining scale that ranges from 3% to 1% of the lesser of the original purchase price or the redemption proceeds of the redeemed shares, excluding any reinvested dividends and capital gains.
TRANSFER AGENT FEES AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class B, and Institutional shares. UMB has entered into sub-arrangements with State Street Bank and Trust Company (State Street) with respect to the Class A shares, and Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, with respect to the Class
B and Institutional shares, to perform the transfer, dividend disbursing, and shareholder servicing agent functions. During the period December 1, 1994 to December 31, 1994, State Street and FIIOC received fees based on the type, size, number of accounts and the number of transactions made by the shareholders of the respective classes of the fund.
Effective January 1, 1995, the Board of Trustees approved revised transfer agent contracts pursuant to which State Street and FIIOC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to State Street and FIIOC by UMB, which is reimbursed by the fund for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
TRANSFER AGENT FEES AND ACCOUNTING FEES - CONTINUED
For the period, the transfer agent fees were equivalent to an annual rate of .19%, .19%, and .15% of average net assets for Class A, Class B, and Institutional Class, respectively.
The bank also has a sub-contract with Fidelity Service Company (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received accounting fees amounting to $48,976.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of average net assets for each class.
(i) Class A. For the period, this expense limitation ranged from an annual rate of .90% to 1.00% of average net assets and the reimbursement reduced expenses by $71,081.
(ii) Class B. For the period, this expense limitation ranged from an annual rate of 1.65% to 1.75% of average net assets and the reimbursement reduced expenses by $50,054.
(iii) Institutional Class. For the period, this expense limitation ranged from an annual rate of .65% to .75% of average net assets and the reimbursement reduced expenses by $20,390.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:
  SHARES DOLLARS
 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED   NOVEMBER 30, NOVEMBER 30,
NOVEMBER 30, NOVEMBER 30,
 1995 1994  1995 1994

CLASS A
Shares sold  3,280,424  6,013,383 $ 32,802,369 $ 60,569,862
Reinvestment of distributions  177,315  179,386  1,780,402  1,790,938
Shares redeemed  (3,501,979)  (3,897,178)  (34,844,861)  (38,860,742)
Net increase (decrease)  (44,240)  2,295,591 $ (262,090) $ 23,500,058
CLASS B
Shares sold  477,351  191,155 $ 4,788,452 $ 1,868,954
Reinvestment of distributions  11,332  1,276  114,549  12,309
Shares redeemed  (67,483)  (13,580)  (680,229)  (127,587)
Net increase (decrease)  421,200  178,851 $ 4,222,772 $ 1,753,676
INSTITUTIONAL CLASS
Shares sold  320,582  835,088 $ 3,224,706 $ 8,748,853
Reinvestment o f distributions  5,538  7,683  55,697  77,415
Shares redeemed  (500,730)  (1,040,211)  (4,992,205)  (10,558,085)
Net increase (decrease)  (174,610)  (197,440) $ (1,711,802) $ (1,731,817)
A SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1994
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VI and the Shareholders of Fidelity Advisor Intermediate Municipal Income Fund (formerly Fidelity Advisor Limited Term Tax-Exempt Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series VI: Fidelity Advisor Limited Term Tax-Exempt Fund, including the schedule of portfolio investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Institutional Class), and for each of the three years in the period then ended and for the period September 10, 1992 (commencement of sale of Class A shares) to November 30, 1992 (Class A) and for the year then ended and for the period June 30, 1994 (commencement of sale of Class B shares) to November 30, 1994 (Class B). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series VI: Fidelity Advisor Limited Term Tax-Exempt Fund as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Institutional Class), and for each of the three years in the period then ended and for the period September 10,1992 (commencement of sale of Class A shares) to November 30, 1992 (Class A) and for the year then ended and for the period June 30, 1994 (commencement of sale of Class B shares) to November 30, 1994 (Class B), in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 11, 1996
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on June 14, 1995. The results of votes taken among shareholders on proposals are listed below. Please note, the proposal numbers below correspond to the proposal numbers as they appear in the Proxy Statement. Only proposals applicable to this fund and class are listed.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
J. GARY BURKHEAD
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.000
RALPH F. COX
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PHYLLIS BURKE DAVIS
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
RICHARD J. FLYNN
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
EDWARD C. JOHNSON 3RD
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
E. BRADLEY JONES
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
 # OF % OF
 SHARES VOTED SHARES VOTED
DONALD J. KIRK
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PETER S. LYNCH
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
GERALD C. MCDONOUGH
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
EDWARD H. MALONE
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
MARVIN L. MANN
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
THOMAS R. WILLIAMS
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     6,200,071.550    95.120

Against         35,813.559       .549

Abstain         282,289.826      4.331

TOTAL           6,518,174.935    100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     5,100,978.345    88.141

Against         385,530.316      6.662

Abstain         300,783.274      5.197

TOTAL           5,787,291.935    100.000

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     5,726,299.175    88.015

Against         457,753.653      7.036

Abstain         321,971.107      4.949

TOTAL           6,506,023.935    100.000

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,584,880.157    79.223

Against         860,825.641      14.875

Abstain         341,586.137      5.902

TOTAL           5,787,291.935    100.000

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,739,918.551    77.768

Against         674,311.876      14.022

Abstain         394,847.929      8.210

TOTAL           4,809,078.356    100.000

PROPOSAL 7
To amend the By-Laws of the Trust to allow amendments by the Trustees without shareholder approval.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,435,880.733    76.649

Against         861,269.150      14.882

Abstain         490,142.052      8.469

TOTAL           5,787,291.935    100.000

PROPOSAL 8
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,267,597.172    88.740

Against         184,841.502      3.846

Abstain         356,539.682      7.414

TOTAL           4,809,078.356    100.000

PROPOSAL 10
To approve an amended Distribution and Service Plan for Class A of the fund that would remove from the 12b-1 fee calculations the exclusion of shares purchased 144 months prior.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,271,218.568    86.640

Against         141,643.001      3.751

Abstain         362,802.972      9.609

TOTAL           3,775,661.541    100.000

PROPOSAL 11
To approve an amended Distribution and Service Plan for Class B of the fund that would remove from the 12b-1 fee calculations the exclusion of shares purchased 144 months prior.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     173,939.997    93.531

Against         258.320        .139

Abstain         11,772.140     6.330

TOTAL           185,970.457    100.000

PROPOSAL 12
To amend the investment objective and policies of the fund to provide greater investment latitude and to permit the fund to invest in securities rated investment grade or higher.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,233,869.202    88.039

Against         241,543.372      5.023

Abstain         333,665.782      6.938

TOTAL           4,809,078.356    100.000

PROPOSAL 13
To replace certain fundamental investment policies with non-fundamental policies to allow amendments without further shareholder approval.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,097,397.253    85.201

Against         359,607.893      7.478

Abstain         352,075.210      7.321

TOTAL           4,809,078.356    100.000

PROPOSAL 14
To adopt a fundamental policy regarding the tax-exempt status of distributions to be consistent with guidelines specified by the SEC.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,207,807.083    87.497

Against         239,883.670      4.988

Abstain         361,387.603      7.515

TOTAL           4,809,078.356    100.000

PROPOSAL 15
Senior Securities - To adopt a fundamental investment limitation to clarify the fund has the ability to issue senior securities to the extent permitted under the Investment Company Act of 1940.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,237,515.938    88.115

Against         197,871.177      4.114

Abstain         373,691.291      7.771

TOTAL           4,809,078.356    100.000

PROPOSAL 16
Commodities - To adopt a fundamental investment limitation describing the fund's policy regarding the purchase and sale of commodities..
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,291,826.170    89.244

Against         149,085.480      3.100

Abstain         368,166.706      7.656

TOTAL           4,809,078.356    100.000

PROPOSAL 17
Diversification - To amend the fundamental investment limitation regarding diversification that will permit the fund to hold more than 10% of the voting securities of one or more issuers.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,127,703.861    85.831

Against         243,880.937      5.072

Abstain         437,493.558      9.097

TOTAL           4,809,078.356    100.000

PROPOSAL 18
Short Sales - To replace the fundamental investment limitation with a non-fundamental limitation which explicitly allows investment in options.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,105,855.437    85.377

Against         339,160.339      7.053

Abstain         364,062.580      7.570

TOTAL           4,809,078.356    100.000

PROPOSAL 19
Margin Purchases - To replace the fundamental investment limitation with a similar non-fundamental investment limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4.086.643.479    84.978

Against         364,108.791      7.571

Abstain         358,326.086      7.451

TOTAL           4,809,078.356    100.000

PROPOSAL 20
Borrowing - To amend the borrowing limitation to require a reduction in borrowing if borrowings exceed the 33 1/3% limit for any reason rather than solely because of a decline in net assets.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,087,250.037    84.990

Against         372,525.113      7.747

Abstain         349,303.206      7.263

TOTAL           4,809,078.356    100.000

PROPOSAL 21
Underwriting - To clarify the fundamental policy with respect to underwriting.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,139,801.922    86.083

Against         301,299.936      6.265

Abstain         367,976.498      7.652

TOTAL           4,809,078.356    100.000

PROPOSAL 22
Concentration - To standardize language and explicitly exclude "tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision thereof" from the limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,161,099.555    86.526

Against         287,338.081      5.975

Abstain         360,640.720      7.499

TOTAL           4,809,078.356    100.000

PROPOSAL 23
Real Estate - To make explicit the ability of the fund to purchase any security or instrument backed by real estate or real estate interests and any security of companies engaged in the real estate business.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,066,772.699    84.564

Against         382,395.889      7.952

Abstain         359,909.768      7.484

TOTAL           4,809,078.356    100.000

PROPOSAL 24
Lending - To clarify that the fund can purchase an entire issue of debt securities.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,963,464.939    82.416

Against         397,870.830      8.273

Abstain         447,752.587      9.311

TOTAL           4,809,078.356    100.000

PROPOSAL 25
Other Investment Companies - To replace the fundamental investment limitation with a non-fundamental limitation restricting ownership of other investment companies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,961,030.228    82.366

Against         377,755.152      7.855

Abstain         470,292.976      9.779

TOTAL           4,809,078.356    100.000

PROPOSAL 26
Newly-Formed Issuers - To replace the fundamental investment limitation restricting investments in securities where payment of principal and interest are the responsibility of a company with less than three years' operating history with a similar non-fundamental limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,003,110.204    83.241

Against         353,269.063      7.346

Abstain         452,699.089      9.413

TOTAL           4,809,078.356    100.000

PROPOSAL 27
Oil, Gas, & Mineral Exploration - To replace the fundamental limitation restricting investments in oil, gas, and mineral exploration programs with a similar non-fundamental limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,934,728.870    81.819

Against         421,317.166      8.761

Abstain         453,032.320      9.420

TOTAL           4,809,078.356    100.000

PROPOSAL 28
Trustee Ownership - To replace the fundamental limitation restricting purchase of an issuer's securities if a trustee, director, or officer of the fund or FMR hold more than 5% of the outstanding securities of that issuer with a similar non-fundamental limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,717,439.156    77.300

Against         633,405.728      13.171

Abstain         458,233.472      9.529

TOTAL           4,809,078.356    100.000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
David Murphy, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS
Fidelity Advisor New York Municipal Income Fund
MONEY MARKET FUNDS
Daily Money Fund: Money Market Portfolio
Daily Money Fund: U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund
(REGISTERED TRADEMARK)
(registered trademark)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

INTERMEDIATE MUNICIPAL INCOME FUND - INSTITUTIONAL CLASS
(FORMERLY FIDELITY ADVISOR LIMITED TERM
TAX-EXEMPT FUND - INSTITUTIONAL CLASS)
ANNUAL REPORT
NOVEMBER 30, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     17   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    23   Notes to the financial statements.

REPORT OF INDEPENDENT    29   The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS     30   Shareholder proxy voting results.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. If Fidelity had not reimbursed certain Institutional Class expenses during the periods shown, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1995                          PAST 1   PAST 5   PAST 10
                                                         YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income - Institutional    15.44%   39.01%   99.11%
Class

Lehman Brothers Municipal Bond Index                     18.90%   51.82%   139.41%

Average Intermediate Municipal Bond Fund                 13.79%   42.48%   109.37%

Consumer Price Index                                     2.47%    14.80%   40.92%


CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the average intermediate municipal bond fund, which reflects the performance of 121 intermediate municipal bond funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. Comparing Institutional Class' performance to the consumer price index (CPI) helps show how the class did compared to inflation.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1995                          PAST 1   PAST 5   PAST 10
                                                         YEAR     YEARS    YEARS

Advisor Intermediate Municipal Income - Institutional    15.44%   6.81%    7.13%
Class

Lehman Brothers Municipal Bond Index                     18.90%   8.71%    9.12%

Average Intermediate Municipal Bond Fund                 13.79%   7.33%    7.65%

Consumer Price Index                                     2.47%    2.80%    3.49%


AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' actual (or cumulative) return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
                  Fidelity Advisor LimLB Municipal Bond
         11/30/85            10000.00         10000.00
         12/31/85            10025.63         10087.90
         01/31/86            10385.98         10682.08
         02/28/86            10560.69         11105.73
         03/31/86            10626.62         11109.28
         04/30/86            10673.19         11117.73
         05/31/86            10578.23         10936.73
         06/30/86            10684.80         11041.07
         07/31/86            10711.98         11108.08
         08/31/86            11065.54         11605.39
         09/30/86            11112.16         11634.52
         10/31/86            11343.27         11835.45
         11/30/86            11438.97         12069.91
         12/31/86            11400.57         12036.60
         01/31/87            11604.10         12399.02
         02/28/87            11734.42         12460.02
         03/31/87            11673.10         12327.95
         04/30/87            11196.21         11709.33
         05/31/87            11189.23         11651.25
         06/30/87            11398.18         11993.33
         07/31/87            11531.87         12115.67
         08/31/87            11556.67         12142.93
         09/30/87            11187.90         11695.22
         10/31/87            11291.75         11736.62
         11/30/87            11550.45         12043.06
         12/31/87            11665.78         12217.81
         01/31/88            12084.11         12653.00
         02/29/88            12133.40         12786.75
         03/31/88            11956.01         12637.78
         04/30/88            12016.11         12733.83
         05/31/88            12054.13         12697.03
         06/30/88            12138.87         12882.78
         07/31/88            12202.02         12966.78
         08/31/88            12207.87         12978.19
         09/30/88            12341.82         13213.10
         10/31/88            12488.64         13446.31
         11/30/88            12448.01         13323.14
         12/31/88            12526.56         13459.43
         01/31/89            12653.33         13737.78
         02/28/89            12577.76         13581.03
         03/31/89            12537.87         13548.57
         04/30/89            12715.08         13870.21
         05/31/89            12904.96         14158.30
         06/30/89            13046.59         14350.57
         07/31/89            13176.79         14545.88
         08/31/89            13134.11         14403.47
         09/30/89            13131.50         14360.55
         10/31/89            13236.82         14536.18
         11/30/89            13381.64         14790.56
         12/31/89            13502.26         14911.55
         01/31/90            13458.22         14841.02
         02/28/90            13577.73         14973.85
         03/31/90            13600.86         14978.34
         04/30/90            13461.00         14869.89
         05/31/90            13706.42         15194.50
         06/30/90            13819.90         15328.06
         07/31/90            13986.68         15554.15
         08/31/90            13905.36         15328.31
         09/30/90            13942.60         15337.04
         10/31/90            14098.52         15615.26
         11/30/90            14323.46         15929.28
         12/31/90            14362.12         15998.57
         01/31/91            14522.49         16213.27
         02/28/91            14654.71         16354.33
         03/31/91            14664.55         16360.22
         04/30/91            14797.49         16578.63
         05/31/91            14916.03         16726.01
         06/30/91            14925.10         16709.45
         07/31/91            15074.59         16912.97
         08/31/91            15195.05         17135.72
         09/30/91            15288.18         17358.82
         10/31/91            15452.35         17515.05
         11/30/91            15491.30         17563.92
         12/31/91            15747.28         17940.84
         01/31/92            15857.29         17981.75
         02/29/92            15875.48         17987.50
         03/31/92            15814.77         17994.16
         04/30/92            15925.39         18154.30
         05/31/92            16100.06         18367.98
         06/30/92            16311.36         18676.19
         07/31/92            16662.65         19236.11
         08/31/92            16539.45         19048.55
         09/30/92            16693.93         19173.13
         10/31/92            16579.92         18984.66
         11/30/92            16886.34         19324.68
         12/31/92            16894.02         19521.98
         01/31/93            17106.74         19749.02
         02/28/93            17568.26         20463.34
         03/31/93            17397.77         20247.05
         04/30/93            17523.42         20451.34
         05/31/93            17600.62         20566.27
         06/30/93            17790.37         20909.53
         07/31/93            17831.77         20936.92
         08/31/93            18147.44         21372.82
         09/30/93            18339.64         21616.26
         10/31/93            18378.43         21657.98
         11/30/93            18239.47         21467.17
         12/31/93            18572.75         21920.35
         01/31/94            18749.22         22170.68
         02/28/94            18267.81         21596.45
         03/31/94            17558.35         20717.05
         04/30/94            17717.42         20892.73
         05/31/94            17879.77         21073.87
         06/30/94            17755.07         20945.11
         07/31/94            18006.32         21329.03
         08/31/94            18078.16         21402.83
         09/30/94            17861.42         21088.64
         10/31/94            17611.45         20714.10
         11/30/94            17248.44         20339.59
         12/31/94            17564.09         20787.26
         01/31/95            17990.91         21381.36
         02/28/95            18450.92         22003.13
         03/31/95            18656.80         22255.95
         04/30/95            18655.50         22282.21
         05/31/95            19085.71         22993.24
         06/30/95            18987.11         22792.05
         07/31/95            19133.56         23008.12
         08/31/95            19377.32         23299.86
         09/30/95            19505.63         23447.35
         10/31/95            19717.94         23788.27
         11/30/95            19911.19         23941.00

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Advisor Intermediate Municipal Income Fund - Institutional Class on November 30, 1985. As the chart shows, by November 30, 1995, the value of your investment would have grown to $19,911 - a 99.11% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,941 - a 139.41% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                              YEARS ENDED NOVEMBER 30,

                              1995                       1994     1993    1992    1991

Dividend return               5.34%                      4.44%    5.41%   6.42%   6.65%

Capital appreciation return   10.10%                     -9.87%   2.60%   2.59%   1.50%

Total return                  15.44%                     -5.43%   8.01%   9.01%   8.15%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED NOVEMBER 30, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.10(cents)   23.38(cents)   47.68(cents)

Annualized dividend rate                 4.83%         4.57%          4.75%

30-day annualized yield                  4.30%         -              -

30-day annualized tax-equivalent yield   6.23%         -              -


DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $10.32 over the past month, $10.20 over the past six months and $10.03 over the past year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax- equivalent yield shows what you would have to earn on a taxable investment to equal the class's tax-free yield, if you're in the 31% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of 1994,
the municipal bond market posted
strong returns for the 12 months
ended November 30, 1995. For
the period, the Lehman Brothers
Municipal Bond Index - a broad
measure of the tax-free market -
had a total return of 18.90%. By
comparison, the Lehman Brothers
Aggregate Bond Index - a proxy
for investment-grade taxable
bonds - had a total return of
17.64%. While the bankruptcy
of Orange County, California,
in December 1994 caused some
concern among investors, tax-free
bonds managed to surge ahead of
their taxable counterparts in the
first quarter of 1995 on signs of a
slowing economy and tamer
inflation expectations. By spring,
however, the muni bond market
began to underperform U.S.
Treasury securities when
Congress began consideration of
tax-code changes, some of which
threatened the tax-exempt status
of municipal securities. This threat
of tax reform dampened
enthusiasm in the municipal bond
market, stalling the rally and
helping shorter maturity bonds to
outperform their longer
counterparts throughout the
spring and summer months. By
early fall, historically attractive
valuations relative to Treasuries,
weakening new issuance, and
stronger demand from insurance
companies and retail buyers
helped tax-free bonds rebound.
An interview with David Murphy, Portfolio Manager of Fidelity Advisor Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, DAVID?
A. For the 12 months ended November 30, 1995, the fund's Institutional Class shares returned 15.44%. The Average Intermediate Municipal Bond Fund, as tracked by Lipper Analytical Services, returned 13.79% for the period. Also, for comparative purposes, the Lehman Brothers Municipal Bond Index returned 18.90%.
Q. MUNICIPAL BONDS, LIKE OTHER TYPES OF BONDS, HAVE PERFORMED WELL THIS YEAR COMPARED TO 1994. WAS THE FUND ABLE TO BENEFIT FROM THE COMEBACK IN MUNIS?
A. To some extent, yes. The municipal bond market had a very strong first quarter of 1995 despite problems such as the bankruptcy of Orange County, California, in December 1994. On the other hand, in the spring and summer, the market underperformed taxable bonds as the various tax reform proposals in Washington - including the flat tax - posed a threat to municipals federally tax-free status. This slowed the flow of cash into municipal bond mutual funds - a major player in the $1.2 trillion municipal bond market. Now, municipals seem to be moving back up again, helped in part by an almost 12% decrease in issuance from 1994 levels. Also, in the second half of 1995, we saw a lot of interest from large institutional investors such as insurance companies because of attractive spreads to taxable bonds.
Q. WHAT WERE SOME OF YOUR STRATEGIES THAT HELPED THE FUND'S PERFORMANCE?
A. I think the major factor was the fund's barbelled coupon structure - or its emphasis on premium and discount-coupon bonds, rather than par (face value) bonds. First, I bought more non-callable intermediate premium-coupon bonds. Because they are non-callable, these premium-coupon bonds - which pay higher annual income than newly issued bonds - offer price appreciation potential should the municipal market continue to rally, as well as downside protection should the market fall. Also, I will not be forced to reinvest at lower rates if a bond is called - or paid back earlier than expected. Secondly, I continued to hold bonds that were trading at a discount to face value. This is because discount bonds appreciate rapidly in price in a market rally.
Q. IN JUNE, SHAREHOLDERS VOTED TO ALLOW YOU TO INVEST A PORTION OF THE FUND'S ASSETS IN MUNICIPAL BONDS RATED BBB BY STANDARD & POOR'S, A WELL-KNOWN CREDIT-RATING SERVICE. HOW DID THIS CHANGE THE PORTFOLIO?
A. One major effect was that I was able to increase the fund's exposure to bonds issued by New York municipalities. Because New York State and City carry low ratings, it was difficult to find New York bonds for the fund even though the state is the country's largest issuer of municipal debt. I believe, because of its low credit rating, many New York bonds have become cheap relative to higher-quality bonds. The fund's New York holdings now stand at 5.7% - up from 3.5% a year ago - and consist mainly of state appropriated debt - which is paid by annual monetary commitments from the state Legislature - as well as New York City general obligation bonds.
Q. WERE THERE ANY CHANGES RESULTING FROM THE DECEMBER 1995 MEETING OF THE TRUSTEES?
A. The fund is now free to maintain an average maturity of three to 10 years. Additionally, the fund is now free to buy any amount of bonds subject to the alternative minimum tax (AMT). This allows me to invest in sectors of the municipal bond market that are dominated by AMT bonds such as student loans, airports and port facilities.
Q. HAVE YOU CHANGED ANY OF THE FUND'S ALLOCATIONS IN OTHER STATES?
A. I've added to the fund's position in Texas because of its improving fiscal situation. I've also kept a large percentage of the fund's holdings in California, the country's second largest municipal issuer. The situation in Orange County took a great toll on a state that had already weathered a plummeting real estate market and cutbacks in federal defense spending. I believe, however, there are some reasons investors can be optimistic about California. For example, the state is currently finding that tax receipts are greater than anticipated earlier this year. Further, it is clear the entertainment and technology businesses have supplanted defense as the state's major growth areas.
Q. WHY DOES THE FUND HAVE A LARGE POSITION IN THE ELECTRIC UTILITY SECTOR WHEN THERE IS SO MUCH UNCERTAINTY BECAUSE OF POSSIBLE DEREGULATION?
A. Much of the fund's utility position was related to bonds from the Washington Public Power Supply System, or WPPSS, which are backed by Bonneville Power Administration (BPA), a federal agency. Despite the issuer's notoriety as a result of a 1983 default on bonds supporting a project unrelated to the fund's interests, these holdings have performed well and I consider them undervalued in the marketplace. In some recent good news for the issuer, BPA has signed five-year contracts with nine large industrial customers. The government capped BPA's expenditures on protection of the state's salmon stock.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Any disappointments I had were limited to small positions the fund had in certain areas of the market. For example, housing bonds underperformed this year as they normally do in up markets. Also, hospital bonds have underperformed because of uncertainties regarding federal Medicare/Medicaid reform.
Q. WHAT'S YOUR OUTLOOK?"
A. Shareholders should also keep in mind that, unlike in the past, 75% of the municipal bond market is controlled by individuals and mutual funds. With demand so dependent on individual buying, there is the possibility that any future volatility caused by tax reform talk could be more pronounced.
FUND FACTS
GOAL: to seek the highest
level of income exempt from
federal income taxes
consistent with the
preservation of capital
START DATE: September 19,
1985
SIZE: as of November 30,
1995, more than $80 million
MANAGER: David Murphy,
since March 27, 1995; joined
Fidelity in 1989
(checkmark)
DAVID MURPHY ON TAX-EXEMPT
STUDENT LOAN BONDS:
"One area of the municipal
bond market I've
concentrated on that
shareholders should know
about is tax-exempt student
loan bonds. These
high-quality bonds often trade
at yields higher than many
other municipal bonds
because of their prepayment
risk. Like mortgage-backed
securities, as interest rates
fall, investors fear the loans
backing these bonds will be
paid off early and, therefore,
force them to reinvest at lower
interest rates.
"In my opinion, the chances of
significant prepayments are
reduced by the difficulty of
refinancing student loans at
attractive rates. With the
assistance of Fidelity's
in-house research staff, I can
create mathematical models
that will help us pick the best
bonds given factors like
interest rates and the life of
the bond in question."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP FIVE STATES AS OF NOVEMBER 30, 1995
                % OF FUND'S   % OF FUND'S
                INVESTMENTS   INVESTMENTS
                              6 MONTHS AGO

California      11.8          13.3

Texas           10.1          7.4

Florida         6.6           4.6

Louisiana       6.2           7.1

Massachusetts   5.8           9.6

TOP FIVE SECTORS AS OF NOVEMBER 30, 1995
                     % OF FUND'S   % OF FUND'S
                     INVESTMENTS   INVESTMENTS
                                   6 MONTHS AGO

General Obligation   21.7          18.3

Education            18.8          17.7

Electric Revenue     11.4          11.5

Health Care          9.3           14.7

Transportation       8.9           6.6

AVERAGE YEARS TO MATURITY AS OF NOVEMBER 30, 1995
              6 MONTHS AGO

Years   8.6   8.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF NOVEMBER 30, 1995
               6 MONTHS AGO

Years    6.2    6.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION AS OF NOVEMBER 30, 1995
AS OF NOVEMBER 30, 1995 AS OF MAY 31, 1995
Row: 1, Col: 1, Value: 8.300000000000001
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 21.0
Row: 1, Col: 4, Value: 10.5
Row: 1, Col: 5, Value: 30.9
Row: 1, Col: 6, Value: 20.0
Row: 1, Col: 1, Value: 11.7
Row: 1, Col: 2, Value: 25.1
Row: 1, Col: 3, Value: 13.1
Row: 1, Col: 4, Value: 20.1
Row: 1, Col: 5, Value: 30.0
Aaa 50.9%
Aa 10.5%
A 21.0%
Baa 5.2%
Short-term
investments 8.3%
Aaa 50.1%
Aa 13.1%
A 25.1%
Baa 0.0%
Short-term
investments 11.7%
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. INVESTMENTS NOVEMBER 30, 1995

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 91.7%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ALASKA - 2.5%
North Slope Borough Series B, 0% 1/1/03, (MBIA Insured) $ 3,000,000 $
2,133,750
ARIZONA - 4.5%
Central Wtr. Conservation Dist. Contract Rev. (Spl. Term)
6% 11/1/00  1,500,000  1,620,000
Maricopa County Ind. Dev. Auth. Hosp. Facs. Rev. Rfdg.
(Samaritan Health Scvs.) Series B, 6.90% 12/1/99,
(MBIA Insured)  1,000,000  1,096,250
Maricopa County Unified School Dist. #41 Rfdg. (Gilbert)
0% 1/1/07, (FGIC Insured)  2,000,000  1,145,000
  3,861,250
CALIFORNIA - 11.8%
California Pub. Wks. Board Lease Rev.:
(California Univ. Proj.) Series A, 5.50% 6/1/10  1,000,000  1,000,000
 (Dept. Correction State Prisons, Madera) Series E,
 6% 6/1/07  1,000,000  1,068,750
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg. (Wtr. Sys.
Impt. Prog.) Series A, 7.25% 8/1/08, (MBIA Insured)  500,000  602,500
Chino Basin Reg'l Fing. Auth. Rev. Rfdg. (Muni.Wtr. &
Swr. Proj.) 7% 8/15/08, (AMBAC Insured)  1,000,000  1,181,250
La Quinta Redev. Agcy. Rfdg. (Tax Allocation Proj. Area #1)
7.30% 9/1/05, (MBIA Insured)  460,000  552,575
 7.30% 9/1/09, (MBIA Insured)  750,000  908,434
Long Beach Harbor Rev. 9% 5/15/02, (MBIA Insured) (c)  1,000,000  1,236,250
Los Angeles County Ctfs. of Prtn. (Disney Parking Project)
0% 9/1/04  970,000  579,575
Rosemead Redev. Agcy. Sub. Lien Tax Allocation Proj. (Area 1)
0% 10/1/02 (Escrowed to Maturity)  1,450,000  1,054,875
Sacramento Muni. Util. Dev. Index Inflows
1.76% 11/15/08, (FGIC Insured) (f)  1,000,000  893,750
West Covina Ctfs. of Prtn. (Queen of the Valley Hospital)
6.50% 8/15/09  1,000,000  1,046,250
  10,124,209
COLORADO - 2.6%
Adams County Single Family Mtg. Rev. Rfdg. Series A-2,
8.70% 6/1/12, (FSA Insured)  1,000,000  1,101,250
Colorado Univ. Hosp. Auth. Hosp. Rev. Series A,
5.80% 11/15/03, (AMBAC Insured)  1,000,000  1,085,000
  2,186,250
CONNECTICUT - 1.3%
Connecticut Gen. Oblig. Series C, 6.75% 5/1/03  1,000,000  1,142,500
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FLORIDA - 4.7%
Broward County Resources Recovery Rev. (SES Broward Co.
LP South Proj.) 7.95% 12/1/08 $ 250,000 $ 280,000
Dade County Wtr. & Swr. Sys. Rev. 6.25% 10/1/10,
(FGIC Insured)  1,500,000  1,655,625
Jacksonville Port Auth. Rev. 5.75% 11/1/09 (b)(c)  500,000  498,750
Lakeland Elec. & Wtr. Rev. Rfdg Jr. Sub Lien
6.25% 10/1/03, (FGIC Insured) (b)  470,000  512,300
Palm Beach County Solid Waste Auth. Rev. Series 1984,
7.75% 7/1/98, (BIG & MBIA Insured)  1,000,000  1,083,750
  4,030,425
GEORGIA - 5.1%
Atlanta Arpt. Facs. Rev. 6.30% 1/1/07, (AMBAC Insured)  500,000  500,825
Georgia Gen. Oblig. Series D, 6.80% 8/1/03  1,000,000  1,156,250
Metropolitan Atlanta Rapid Trans. Auth. Sales Tax Rev. Rfdg.
Series P, 6% 7/1/04, (AMBAC Insured)  2,000,000  2,180,000
Monroe County Dev. Auth. Poll. Cont. Rev. Rfdg.
(Oglethorpe Pwr. Scherer) Series A, 6.60% 1/1/07  500,000  561,875
  4,398,950
ILLINOIS - 1.5%
Chicago Single Family Mtg. Rev. (Cap. Appreciation)
Series A, 0% 12/1/16, (FGIC Insured)  1,415,000  189,256
Illinois Health Facs. Auth. Rev. Rfdg. (Felician Health Care, Inc.)
Series A, 6.85% 1/1/00, (AMBAC Insured)  1,000,000  1,092,500
  1,281,756
INDIANA - 1.5%
Indianapolis Resource Rec. Rev. Rfdg. (Ogden Martin
Sys., Inc. Proj.) 6.50% 12/1/03, (AMBAC Insured) (b)  1,240,000  1,317,500
IOWA - 1.2%
Iowa Student Loan Liquidity Corp. Student Loan Rev.
Series A, 6.35% 3/1/01  1,000,000  1,062,500
LOUISIANA - 6.2%
Louisiana Gen. Oblig. Series A, 6.75% 5/15/04,
(MBIA Insured)  1,000,000  1,146,250
Louisiana Pub. Facs. Auth. Rev. Student Loan Sr.
Series A-1, 6.20% 3/01/01  2,600,000  2,759,250
New Orleans Rfdg. 6.50% 10/1/03, (AMBAC Insured)  1,250,000  1,404,688
  5,310,188
MARYLAND - 0.7%
Northeast Waste Disp. Auth. Resources Recovery
Rev. Rfdg. (Southwest Resources Recovery Fac.)
7% 1/1/01, (MBIA Insured)  500,000  560,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MASSACHUSETTS - 5.8%
Massachusetts Gen. Oblig. Cons. Loan Series A,
5% 1/1/12 $ 1,000,000 $ 955,000
Massachusetts Ind. Fin. Agcy. Rev. (Cap. Appreciation)
(Massachusetts Biomedical Research) Series A-1,:
0% 8/1/00  1,100,000  891,000
 0% 8/1/02  1,600,000  1,162,000
New England Ed. Loan Marketing Corp. Rev. Rfdg.
(Massachussets Student Loan) Series B, 5.40% 6/1/00  1,950,000  2,003,625
  5,011,625
MINNESOTA - 0.2%
Minnesota Higher Ed. Facs. (Macalester College)
5.50% 3/1/12  200,000  200,750
MISSISSIPPI - 1.3%
Jackson Pub. School Dist. Rfdg. 6% 4/1/07, (FGIC Insured)  1,000,000
1,083,750
MULTIPLE STATES - 1.3%
New England Ed. Loan Marketing Corp. Student Loan
Rev. Rfdg. Sr. Issue Series A, 6.50% 9/1/02  1,000,000  1,080,000
NEW JERSEY - 1.4%
New Jersey Economic Dev. Auth. (Market Transition Fac.)
Rev. Sr. Lien Series A, 7% 7/1/04, (MBIA Insured)  1,000,000  1,166,250
NEW MEXICO - 4.4%
Albuquerque Arpt. Rev. Rfdg.
6.75% 7/1/09, (AMBAC Insured) (b)(c)  450,000  489,938
New Mexico Edl. Assistance Foundation Student Loan Rev. Sr.
Series IV-A2, 6.65% 3/1/07 (c)  2,500,000  2,684,375
Rio Rancho Wtr. & Waste Sys. Rev. Series A,
8% 5/15/04, (FSA Insured)  500,000  612,500
  3,786,813
NEW YORK - 5.7%
Metropolitan Trans. Auth. Svc. Contract Rfdg.
(Transit Facs.) Series 5, 6.90% 7/1/05  1,000,000  1,083,750
New York City Gen. Oblig. 8.25% 6/1/07  1,000,000  1,188,750
New York State Dorm. Auth. Rev. Rfdg. (State Univ. Edl. Facs.)
Series A, 6.50% 5/15/04  500,000  542,500
New York State Local Govt. Assistance Corp.
Series A, 0% 4/1/08  1,000,000  523,750
New York State Tpk. Auth. Hwy. & Bridge
5% 4/1/97  500,000  506,250
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A, 6.40% 1/1/04  1,000,000  1,075,000
  4,920,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NORTH CAROLINA - 0.6%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys.
Rev. 4.25% 1/1/00, (AMBAC Insured) $ 500,000 $ 498,125
OHIO - 3.5%
Dayton Apt. 5.35% 12/1/09, (AMBAC Insured)  1,370,000  1,395,688
Ohio State Bldg. Auth. (Adult Correctional Facs.)
Series A, 5.95% 10/1/14, (MBIA Insured)  1,500,000  1,563,750
  2,959,438
OKLAHOMA - 1.9%
Grand River Dam Auth. Rev. Rfdg. 5.75% 6/1/06  1,500,000  1,605,000
PENNSYLVANIA - 2.9%
Pennsylvania Higher Edl. Facs. Auth. College & Univ.
Rev. Rfdg. (RIDC Reg. Growth - Carnegie-Mellon
Univ. Proj.) 6% 11/1/04  1,270,000  1,404,938
Pennsylvania Hsg. Fin. Agcy. Rfdg. (Residential Dev. Section 8)
Series A, 7% 7/1/01  1,000,000  1,067,500
  2,472,438
RHODE ISLAND - 1.2%
Rhode Island Student Loan Auth. Student Loan
Rev. Rfdg. Series A, 6.55% 12/1/00  1,000,000  1,061,250
SOUTH CAROLINA - 2.8%
South Carolina Edl. Assistance Auth. Rev. Rfdg.
Student Loan:
 Sr. Lien A-2, 5.40% 9/1/02  1,350,000  1,368,563
  Sub Lien Series B, 5.70% 9/1/05 (c)  1,000,000  1,026,250
  2,394,813
TEXAS - 8.5%
Alief Independent School Dist. Gen. Oblig. Rfdg.
5.25% 2/15/11  255,000  254,363
Austin Arpt. Sys. Rev. 6.20% 11/15/15, (MBIA Insured) (c)  1,000,000
1,041,250
Austin Util. Sys. Rev. Rfdg. Series A,
6% 11/15/06, (MBIA Insured)  1,000,000  1,105,000
North East Independent School Dist. Rfdg.
Series D, 0% 2/1/00  4,565,000  3,783,244
Port Arthur Hsg. Fin. Corp. Single Family Mtg.
Rev. Rfdg. 8.70% 3/1/12  595,000  650,038
Texas A & M Univ. Permanent Univ. Fund 5.40% 7/1/03 (b)  400,000  419,500
  7,253,395
UTAH - 2.6%
Intermountain Pwr. Agcy. Pwr. Supply:
Rev. Series A, 0% 7/1/06, (MBIA Insured)  2,860,000  1,676,675
 Sys. Rev. Rfdg. Series B, 6.50% 7/1/04, (MBIA Insured) (b)  500,000
550,000
  2,226,675
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
WASHINGTON - 4.0%
Port Longview Ind. Dev. Corp. Solid Waste Disp. Rev.
(Weyerhaeuser Co. Proj.) 6.875% 10/1/08 (c) $ 600,000 $ 677,250
Washington Motor Vehicle Fuel Tax Gen. Oblig. Series B,
6.50% 9/1/03 (d)  335,000  376,875
Washington Pub. Pwr. Supply Sys.:
(Nuclear Proj. #2) Rev. 5.40% 7/1/12 (e)  2,000,000  1,912,500
 (Nuclear Proj. #3) Rev. Rfdg. Series C, 5.10% 7/1/07  500,000  485,000
  3,451,625
TOTAL MUNICIPAL BONDS
(Cost $75,716,167)   78,581,225
MUNICIPAL NOTES (A) - 8.3%
FLORIDA - 1.9%
Dade County Health Facs. Auth. Hosp. Rev.
(Miami Childrens Hosp. Proj.) Series 1990,
4%, LOC Barnett Bank, VRDN  1,600,000  1,600,000
OHIO - 1.7%
Ohio State Univ. Rev. (Gen. Receipts) Series 1986-B,
3.80%, BPA Fuji Bank, VRDN  1,500,000  1,500,000
PENNSYLVANIA - 0.5%
Schuylkill County Ind. Dev. Auth. Resources Recovery Rev.
(Westwood Energy Prop.) Series 1985,
4%, LOC Fuji Bank, VRDN  400,000  400,000
TEXAS - 1.6%
Texas Gen. Oblig. TRAN Series 1995 A, 4.75%, 8/30/96  1,400,000  1,413,524
WYOMING - 2.6%
Lincoln County Rev. (Exxon Corp.) Series 1987-C,
3.90%, VRDN (c)  1,000,000  1,000,000
Platte County Poll. Cont. Rev. Rfdg. Series 1984-B,
3.90%, LOC Society Generale France, VRDN  1,200,000  1,200,000
  2,200,000
TOTAL MUNICIPAL NOTES
(Cost $7,107,035)   7,113,524
TOTAL INVESTMENTS IN SECURITIES - 100%
(Cost $82,823,202)  $ 85,694,749
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
20 U.S. Treasury Bond Futures Contracts   Dec. 1995 $ 2,388,125 $ (45,806)
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.8%
SECURITY TYPE ABBREVIATIONS
TRAN - Tax and Revenue
  Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
3. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
4. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $84,375.
5. Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
6. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 82.4% AAA, AA, A 76.1%
Baa 5.2% BBB  4.5%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Education  18.8%
Electric Revenue   11.4
General Obligation  21.7
Others (individually less than 10%)  48.1
TOTAL  100.0%
INCOME TAX INFORMATION
At November 30, 1995, the aggregate cost of investment securities for income tax purposes was $82,823,202. Net unrealized appreciation aggregated $2,871,547, of which $3,120,507 related to appreciated investment securities and $248,960 related to depreciated investment securities.
At November 30, 1995, the fund had a capital loss carryforward of approximately $1,069,000 of which $627,000 and $442,000 will expire on November 30, 2002 and 2003, respectively.
At November 30, 1995, the fund was required to defer $465,504 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 NOVEMBER 30, 1995

ASSETS

Investment in securities, at value (cost $82,823,202) -                 $ 85,694,749
See accompanying schedule

Interest receivable                                                      1,087,070

 TOTAL ASSETS                                                            86,781,819

LIABILITIES

Payable to custodian bank                                  $ 395,990

Payable for investments purchased                           2,271,738
Regular delivery

 Delayed delivery                                           3,682,543

Payable for fund shares redeemed                            3,116

Distributions payable                                       161,408

Accrued management fee                                      20,638

Distribution fees payable                                   17,821

Payable for daily variation on futures contracts            18,125

Other payables and accrued expenses                         46,975

 TOTAL LIABILITIES                                                       6,618,354

NET ASSETS                                                              $ 80,163,465

Net Assets consist of:

Paid in capital                                                         $ 78,826,587

Accumulated undistributed net realized gain (loss)                       (1,488,863)
on investments

Net unrealized appreciation (depreciation) on                            2,825,741
investments

NET ASSETS                                                              $ 80,163,465

CALCULATION OF MAXIMUM OFFERING PRICE                                    $10.38
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($62,851,998 (divided by) 6,057,705 shares)

Maximum offering price per share (100/95.25 of $10.38)                   $10.90

CLASS B:                                                                 $10.38
NET ASSET VALUE and offering price per share
 ($6,226,009 (divided by) 600,051 shares) A

INSTITUTIONAL CLASS:                                                     $10.36
NET ASSET VALUE, offering price and redemption price per
 share ($11,085,458 (divided by) 1,069,650 shares)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

 YEAR ENDED NOVEMBER 30, 1995

INTEREST INCOME                                                         $ 4,013,689


EXPENSES

Management fee                                             $ 292,469

Transfer agent fees                                         113,130
Class A

 Class B                                                    7,434

 Institutional Class                                        16,172

Distribution fees                                           145,023
Class A

 Class B                                                    38,212

Accounting fees and expenses                                48,976

Non-interested trustees' compensation                       507

Custodian fees and expenses                                 8,509

Registration fees                                           21,829
Class A

 Class B                                                    46,480

 Institutional Class                                        16,408

Audit                                                       38,164

Legal                                                       5,463

Reports to shareholders                                     29,199

Miscellaneous                                               472

 Total expenses before reductions                           828,447

 Expense reductions                                         (141,525)    686,922

NET INTEREST INCOME                                                      3,326,767

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (203,253)

 Futures contracts                                          (541,103)    (744,356)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      7,867,124

 Futures contracts                                          25,336       7,892,460

NET GAIN (LOSS)                                                          7,148,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 10,474,871
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED     YEAR ENDED
                                                         NOVEMBER 30,   NOVEMBER 30,
                                                         1995           1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 3,326,767    $ 3,176,192
Net interest income

 Net realized gain (loss)                                 (744,356)      (535,456)

 Change in net unrealized appreciation (depreciation)     7,892,460      (6,988,987)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          10,474,871     (4,348,251)
FROM OPERATIONS

Distributions to shareholders                             (2,650,307)    (2,491,384)
From net interest income
 Class A

  Class B                                                 (141,667)      (14,383)

  Institutional Class                                     (534,793)      (670,425)

 From net realized gain                                   -              (16,666)
 Class A

  Institutional Class                                     -              (6,213)

 In excess of net realized gain                           -              (61,420)
 Class A

  Institutional Class                                     -              (22,896)

 TOTAL DISTRIBUTIONS                                      (3,326,767)    (3,283,387)

Share transactions - net increase (decrease)              2,248,880      23,521,917

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 9,396,984      15,890,279

NET ASSETS

 Beginning of period                                      70,766,481     54,876,202

 End of period                                           $ 80,163,465   $ 70,766,481


FINANCIAL HIGHLIGHTS - CLASS A

                                            YEARS ENDED NOVEMBER 30,

                                            1995                       1994 E     1993       1992 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period        $ 9.400                    $ 10.460   $ 11.080   $ 11.010

Income from Investment Operations

 Net investment income                       .451                       .455       .508       .131

 Net realized and unrealized gain (loss)     .980                       (1.040)    .260       .070

 Total from investment operations            1.431                      (.585)     .768       .201

Less Distributions

 From net investment income                  (.451)                     (.455)     (.508)     (.131)

 From net realized gain                      -                          -          (.880)     -

 In excess of net realized gain              -                          (.020)     -          -

 Total distributions                         (.451)                     (.475)     (1.388)    (.131)

Net asset value, end of period              $ 10.380                   $ 9.400    $ 10.460   $ 11.080

TOTAL RETURN B, C                            15.49%                     (5.78)%    7.72%      1.37%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $ 62,852                   $ 57,382   $ 39,800   $ 1,752

Ratio of expenses to average net assets      .94% F                     .90% F     .90% F     1.04% A
                                                                                             , F

Ratio of net investment income to            4.56%                      4.49%      4.76%      5.65%
average net assets                                                                           A

Portfolio turnover                           53%                        53%        46%        36%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD SEPTEMBER 10, 1992 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1992.
E EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - CLASS B
      YEARS ENDED NOVEMBER 30,

                                                        1995       1994 D



SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 9.400    $ 9.890

Income from Investment Operations

 Net investment income                                   .373       .155

 Net realized and unrealized gain (loss)                 .980       (.490)

 Total from investment operations                        1.353      (.335)

Less Distributions

 From net investment income                              (.373)     (.155)

Net asset value, end of period                          $ 10.380   $ 9.400

TOTAL RETURN B, C                                        14.60%     (3.44)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 6,226    $ 1,682

Ratio of expenses to average net assets                  1.68% E    1.65% A
                                                                   , E

Ratio of net investment income to average net assets     3.71%      3.74% A

Portfolio turnover                                       53%        53%

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1994.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                  YEARS ENDED NOVEMBER 30,

                                  1995                       1994 C     1993       1992       1991



SELECTED PER-SHARE DATA

Net asset value, beginning        $ 9.410                    $ 10.460   $ 11.080   $ 10.800   $ 10.640
of period

Income from Investment
Operations

 Net investment income             .477                       .481       .536       .666       .682

 Net realized and unrealized       .950                       (1.030)    .260       .280       .160
 gain (loss)

 Total from investment             1.427                      (.549)     .796       .946       .842
 operations

Less Distributions

 From net investment income        (.477)                     (.481)     (.536)     (.666)     (.682)

 From net realized gain            -                          -          (.880)     -          -

 In excess of net realized         -                          (.020)     -          -          -
gain

 Total distributions               (.477)                     (.501)     (1.416)    (.666)     (.682)

Net asset value, end of period    $ 10.360                   $ 9.410    $ 10.460   $ 11.080   $ 10.800

TOTAL RETURN A                     15.44%                     (5.43)%    8.01%      9.01%      8.15%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 11,085                   $ 11,702   $ 15,076   $ 28,428   $ 100,294
(000 omitted)

Ratio of expenses to average       .70%                       .65%       .65%       .66%       .61%
net assets                        B                          B          B          B

Ratio of net investment income     4.96%                      4.75%      5.01%      6.05%      6.40%
to average net assets

Portfolio turnover                 53%                        53%        46%        36%        20%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees approved a change in the fund's name from Fidelity Advisor Limited Term Tax-Exempt Fund to Fidelity Advisor Intermediate Municipal Income Fund. Fidelity Advisor Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series VI (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class B, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter
M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTION AND SERVICE PLAN - CONTINUED
and options transactions, market discount, capital loss carryforwards and losses deferred due to futures and options.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $42,801,247 and $36,006,555, respectively.
3. PURCHASES AND SALES
OF INVESTMENTS - CONTINUED
The market value of futures contracts opened and closed during the period amounted to $39,286,594 and $42,116,139, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.
The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .40% of average net assets.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996 FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan")and Institutional Class shares (collectively reffered to as the "Plans"). Under the Class A Plan and Class B Plan, the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on annual rates of .25% and 1.00% (of which
 .75% represents a distribution fee and .25% represents a shareholder service fee) of the average net assets of the Class A and Class B shares, respectively. Effective January 1, 1996, the Board of Trustees approved a revised Class B distribution plan. Under the revised plan, the fee is based on an annual rate of .90% (of which .65% represents a distribution fee and
 .25% represents a shareholder service fee) of the average net assets of the Class B shares. For the period, the fund paid FDC $145,023 and $38,212 under the Class A Plan and Class B Plan, respectively, of which $143,424 and $9,498 were paid to securities dealers, banks and other financial institutions for the distribution of Class A and Class B shares, respectively, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A, Class B, and Institutional Class shares. The Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $375,591 on sales of Class A shares of the fund, of which $234,159 was paid to securities dealers, banks, and other financial institutions. FDC also receives the proceeds of a contingent deferred sales charge levied on Class B share redemptions occurring within five years of purchase. The charge is based on declining rates which range from 4% to 1% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. For the period, FDC received contingent deferred sales charges of $1,449 on Class B share redemptions from the fund. When Class B shares are sold, FDC pays commissions from its own resources to dealers through which the sales are made.
Effective January 1, 1996, the Board of Trustees approved revised Class A and Class B sales charges. Under the revised arrangements, FDC receives a front-end sales charge of up to 2.75% for selling Class A shares of the fund, and receives the proceeds of a contingent deferred sales charge levied on Class B shares reedemed within three years of purchase. The contingent deferred sales charge is based on a declining scale that ranges from 3% to 1% of the lesser of the original purchase price or the redemption proceeds of the redeemed shares, excluding any reinvested dividends and capital gains.
TRANSFER AGENT FEES AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class B, and Institutional shares. UMB has entered into sub-arrangements with State Street Bank and Trust Company (State Street) with respect to the Class A shares, and Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, with respect to the Class
B and Institutional shares, to perform the transfer, dividend disbursing, and shareholder servicing agent functions. During the period December 1, 1994 to December 31, 1994, State Street and FIIOC received fees based on the type, size, number of accounts and the number of transactions made by the shareholders of the respective classes of the fund.
Effective January 1, 1995, the Board of Trustees approved revised transfer agent contracts pursuant to which State Street and FIIOC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to State Street and FIIOC by UMB, which is reimbursed by the fund for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
TRANSFER AGENT FEES AND ACCOUNTING FEES - CONTINUED
For the period, the transfer agent fees were equivalent to an annual rate of .19%, .19%, and .15% of average net assets for Class A, Class B, and Institutional Class, respectively.
The bank also has a sub-contract with Fidelity Service Company (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received accounting fees amounting to $48,976.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of average net assets for each class.
(i) Class A. For the period, this expense limitation ranged from an annual rate of .90% to 1.00% of average net assets and the reimbursement reduced expenses by $71,081.
(ii) Class B. For the period, this expense limitation ranged from an annual rate of 1.65% to 1.75% of average net assets and the reimbursement reduced expenses by $50,054.
(iii) Institutional Class. For the period, this expense limitation ranged from an annual rate of .65% to .75% of average net assets and the reimbursement reduced expenses by $20,390.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:
  SHARES DOLLARS
 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED   NOVEMBER 30, NOVEMBER 30,
NOVEMBER 30, NOVEMBER 30,
 1995 1994  1995 1994

CLASS A
Shares sold  3,280,424  6,013,383 $ 32,802,369 $ 60,569,862
Reinvestment of distributions  177,315  179,386  1,780,402  1,790,938
Shares redeemed  (3,501,979)  (3,897,178)  (34,844,861)  (38,860,742)
Net increase (decrease)  (44,240)  2,295,591 $ (262,090) $ 23,500,058
CLASS B
Shares sold  477,351  191,155 $ 4,788,452 $ 1,868,954
Reinvestment of distributions  11,332  1,276  114,549  12,309
Shares redeemed  (67,483)  (13,580)  (680,229)  (127,587)
Net increase (decrease)  421,200  178,851 $ 4,222,772 $ 1,753,676
INSTITUTIONAL CLASS
Shares sold  320,582  835,088 $ 3,224,706 $ 8,748,853
Reinvestment o f distributions  5,538  7,683  55,697  77,415
Shares redeemed  (500,730)  (1,040,211)  (4,992,205)  (10,558,085)
Net increase (decrease)  (174,610)  (197,440) $ (1,711,802) $ (1,731,817)
A SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1994
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VI and the Shareholders of Fidelity Advisor Intermediate Municipal Income Fund (formerly Fidelity Advisor Limited Term Tax-Exempt Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series VI: Fidelity Advisor Limited Term Tax-Exempt Fund, including the schedule of portfolio investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Institutional Class), and for each of the three years in the period then ended and for the period September 10, 1992 (commencement of sale of Class A shares) to November 30, 1992 (Class A) and for the year then ended and for the period June 30, 1994 (commencement of sale of Class B shares) to November 30, 1994 (Class B). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series VI: Fidelity Advisor Limited Term Tax-Exempt Fund as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Institutional Class), and for each of the three years in the period then ended and for the period September 10,1992 (commencement of sale of Class A shares) to November 30, 1992 (Class A) and for the year then ended and for the period June 30, 1994 (commencement of sale of Class B shares) to November 30, 1994 (Class B), in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 11, 1996
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on June 14, 1995. The results of votes taken among shareholders on proposals are listed below. Please note, the proposal numbers below correspond to the proposal numbers as they appear in the Proxy Statement. Only proposals applicable to this fund and class are listed.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
J. GARY BURKHEAD
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.000
RALPH F. COX
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PHYLLIS BURKE DAVIS
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
RICHARD J. FLYNN
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
EDWARD C. JOHNSON 3RD
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
E. BRADLEY JONES
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
 # OF % OF
 SHARES VOTED SHARES VOTED
DONALD J. KIRK
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PETER S. LYNCH
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
GERALD C. MCDONOUGH
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
EDWARD H. MALONE
Affirmative 6,133,198.920 94.094
Withheld 384,976.015 5.906
 TOTAL 6,518,174.935 100.00
MARVIN L. MANN
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
THOMAS R. WILLIAMS
Affirmative 6,134,428.390 94.113
Withheld 383,746.545 5.887
 TOTAL 6,518,174.935 100.00
PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     6,200,071.550    95.120

Against         35,813.559       .549

Abstain         282,289.826      4.331

TOTAL           6,518,174.935    100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     5,100,978.345    88.141

Against         385,530.316      6.662

Abstain         300,783.274      5.197

TOTAL           5,787,291.935    100.000

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     5,726,299.175    88.015

Against         457,753.653      7.036

Abstain         321,971.107      4.949

TOTAL           6,506,023.935    100.000

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,584,880.157    79.223

Against         860,825.641      14.875

Abstain         341,586.137      5.902

TOTAL           5,787,291.935    100.000

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,739,918.551    77.768

Against         674,311.876      14.022

Abstain         394,847.929      8.210

TOTAL           4,809,078.356    100.000

PROPOSAL 7
To amend the By-Laws of the Trust to allow amendments by the Trustees without shareholder approval.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,435,880.733    76.649

Against         861,269.150      14.882

Abstain         490,142.052      8.469

TOTAL           5,787,291.935    100.000

PROPOSAL 8
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,267,597.172    88.740

Against         184,941.502      3.846

Abstain         356,539.682      7.414

TOTAL           4,809,078.356    100.000

PROPOSAL 12
To amend the investment objective and policies of the fund to provide greater investment latitude and to permit the fund to invest in securities rated investment grade or higher.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,233,869.202    88.039

Against         241,543.372      5.023

Abstain         333,665.782      6.938

TOTAL           4,809,078.356    100.000

PROPOSAL 13
To replace certain fundamental investment policies with non-fundamental policies to allow amendments without further shareholder approval.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,097,395.253    85.201

Against         359,607.893      7.478

Abstain         352,075.210      7.321

TOTAL           4,809,078.356    100.000

PROPOSAL 14
To adopt a fundamental policy regarding the tax-exempt status of distributions to be consistent with guidelines specified by the SEC.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,207,807.083    87.497

Against         239,883.670      4.988

Abstain         361,387.603      7.515

TOTAL           4,809,078.356    100.000

PROPOSAL 15
Senior Securities - To adopt a fundamental investment limitation to clarify the fund has the ability to issue senior securities to the extent permitted under the Investment Company Act of 1940.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,237,515.938    88.115

Against         197,871.127      4.114

Abstain         373,691.291      7.771

TOTAL           4,809,078.356    100.000

PROPOSAL 16
Commodities - To adopt a fundamental investment limitation describing the fund's policy regarding the purchase and sale of commodities.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,291,826.170    89.244

Against         149,085,480      3.100

Abstain         368,166.706      7.656

TOTAL           4,809,078.356    100.000

PROPOSAL 17
Diversification - To amend the fundamental investment limitation regarding diversification that will permit the fund to hold more than 10% of the voting securities of one or more issuers.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,127,703.861    85.831

Against         243,880.937      5.072

Abstain         437,493.558      9.097

TOTAL           4,809,078.356    100.000

PROPOSAL 18
Short Sales - To replace the fundamental investment limitation with a non-fundamental limitation which explicitly allows investment in options.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,105,855.437    85.377

Against         339,160.339      7.053

Abstain         364,062.580      7.570

TOTAL           4,809,078.356    100.000

PROPOSAL 19
Margin Purchases - To replace the fundamental investment limitation with a similar non-fundamental investment limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,086,643.479    84.978

Against         364,108.791      7.571

Abstain         358,326.086      7.451

TOTAL           4,809,078.356    100.000

PROPOSAL 20
Borrowing - To amend the borrowing limitation to require a reduction in borrowing if borrowings exceed the 33 1/3% limit for any reason rather than solely because of a decline in net assets.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,087,250.037    84.990

Against         372,525.113      7.747

Abstain         349,303.206      7.263

TOTAL           4,809,078.356    100.000

PROPOSAL 21
Underwriting - To clarify the fundamental policy with respect to underwriting.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,138,801.922    86.083

Against         301,299.936      6.265

Abstain         367,976.498      7.652

TOTAL           4,809,078.356    100.000

PROPOSAL 22
Concentration - To standardize language and explicitly exclude "tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision thereof" from the limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,161,099.555    86.526

Against         287,338.081      5.975

Abstain         360,640.720      7.499

TOTAL           4,809,078.356    100.000

PROPOSAL 23
Real Estate - To make explicit the ability of the fund to purchase any security or instrument backed by real estate or real estate interests and any security of companies engaged in the real estate business.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,066,772.699    84.564

Against         382,395.889      7.952

Abstain         359,909.768      7.484

TOTAL           4,809,078.356    100.000

PROPOSAL 24
Lending - To clarify that the fund can purchase an entire issue of debt securities.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,963,454.939    82.416

Against         397,870.830      8.273

Abstain         447,752.587      9.311

TOTAL           4,809,078.356    100.000

PROPOSAL 25
Other Investment Companies - To replace the fundamental investment limitation with a non-fundamental limitation restricting ownership of other investment companies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,961,030.228    82.366

Against         377,755.152      7.855

Abstain         470,292.976      9.779

TOTAL           4,809,078.356    100.000

PROPOSAL 26
Newly-Formed Issuers - To replace the fundamental investment limitation restricting investments in securities where payment of principal and interest are the responsibility of a company with less than three years' operating history with a similar non-fundamental limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     4,003,110.204    83.241

Against         353,269.063      7.346

Abstain         452,699.089      9.413

TOTAL           4,809,078.356    100.000

PROPOSAL 27
Oil, Gas, & Mineral Exploration - To replace the fundamental limitation restricting investments in oil, gas, and mineral exploration programs with a similar non-fundamental limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    3,934,728.870     81.819

Against         421,317.166      8.761

Abstain         453,032.320      9.420

TOTAL           4,809,078.356    100.000

PROPOSAL 28
Trustee Ownership - To replace the fundamental limitation restricting purchase of an issuer's securities if a trustee, director, or officer of the fund or FMR hold more than 5% of the outstanding securities of that issuer with a similar non-fundamental limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,717,439.156    77.300

Against         633,405.728      13.171

Abstain         458,233.472      9.529

TOTAL           4,809,078.356    100.000



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
David Murphy, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS
Fidelity Advisor New York Municipal Income Fund
MONEY MARKET FUNDS
Daily Money Fund: Money Market Portfolio
Daily Money Fund: U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund
(REGISTERED TRADEMARK)
(registered trademark)